Exhibit 10.5

CONTRACT FOR LAUNCH SERVICES

No. IS-10-008

Between

Iridium Satellite LLC

and

Space Exploration Technologies Corp.

The attached Contract and information contained therein is confidential and proprietary to Iridium Satellite LLC, its Affiliates and Space Exploration Technologies Corp. and shall not be published or disclosed to any third party except as permitted by the terms and conditions of this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

i

CONTRACT FOR LAUNCH SERVICES

This CONTRACT FOR LAUNCH SERVICES (hereinafter “this Contract”) is made and entered into as of the 19th Day of March, 2010, by and between Iridium Satellite LLC, a limited liability company organized and existing under the laws of Delaware, having its office at 6707 Democracy Boulevard, Suite 300, Bethesda, MA 20817 (“Customer”) and Space Exploration Technologies Corp., a Delaware corporation, having its office at 1 Rocket Road, Hawthorne, CA 90250 (“Contractor”).

Article 1

DEFINITIONS

1.1	Capitalized terms used and not otherwise defined herein shall have the following meanings:

Additional Launch(es) shall have the meaning set forth in Section 2.1.

Adjustment Fee shall have the meaning set forth in Section 6.1.2.

Affiliate means, with respect to an entity, any other entity, directly or indirectly, Controlling or Controlled by or under common Control with such first entity.

Analogous Mission shall have the meaning set forth in Section 3.4.

AS-9100 means the American Society of Engineers’ aerospace (AS) 9100 quality management systems standards.

Associate Contractor(s) means the contractor(s) designated by Customer from time-to-time associated with the development, delivery, operation and maintenance of the Satellites.

Bank Holiday means any Day on which United States national banks located in Washington, D.C. are authorized to be closed.

Base Price means the price contracted for by a Third Party customer of Contractor for single standard launch service, excluding any customer-specific requirements or options.

Business Day means any Day other than Saturday, Sunday or a Bank Holiday.

Constructive Total Loss for purposes of Customer’s policy of Launch and In-Orbit Insurance only (and not for any other purpose hereunder), shall have the meaning assigned to such term in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of a Launch.

Contract Price shall have the meaning set forth in Section 3.2.

Contractor IP means Intellectual Property, and all Intellectual Property Rights therein, owned or Controlled by Contractor or developed by Contractor inside or outside the scope of this Contract, together with any derivatives, improvements or modifications made by Contractor, Customer or any Related Third Parties to the foregoing.

Customer IP means Intellectual Property, and all Intellectual Property Rights therein, owned or Controlled by Customer or developed by Customer inside or outside the scope of this Contract and provided to Contractor pursuant to this Contract (before or after EDC), and any derivatives, improvements or modifications made by Customer, Contractor or any other Related Third Parties to the foregoing.

CSLA shall have the meaning set forth in Section 14.4.

Contractor Interest Rate means LIBOR plus [***…***] percent ([***…***]%).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Control and its derivatives mean, with respect to an entity: (i) the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of the capital stock (or other ownership interest if not a corporation) of such entity ordinarily having voting rights; or (ii) the power to direct, directly or indirectly, the management policies of such entity, whether through the ownership of voting stock, by contract, or otherwise.

Day means a calendar day unless otherwise indicated.

Disclosing Party shall have the meaning set forth in Section 19.2.

Dispenser(s) shall mean the hardware to be integrated with and forming part of the Launch Vehicle (including all embedded firmware and software and related Intellectual Property) to interface with, separate and deploy the Satellites into their designated orbit(s), as specified in the SOW.

Dispute shall have the meaning set forth in Article 18.

Documentation means any and all documentation to be supplied by Contractor to Customer pursuant to this Contract.

DO/DX Launch means a launch designated by the U.S. Government as a DO or DX rated order in accordance with the U.S. Department of Defense Priorities and Allocations System or pursuant to 15 C.F.R. Part 700, where such rating order is invoked in connection with an imperative national need under the CSLA.

EDC shall have the meaning set forth in Section 23.1.

Exploit means, with regard to a Party’s use of Intellectual Property, to reproduce, prepare derivative works of, modify, distribute, perform publicly, display, make, have made, use, manufacture, import, offer to sell and sell products, materials and services that embody any Intellectual Property Rights in such Intellectual Property and otherwise fully use, practice and exploit such Intellectual Property, and Intellectual Property Rights therein, or to have any third party exploit such Intellectual Property, and Intellectual Property Rights therein, on such Party’s behalf or for such Party’s benefit.

Failure Review Board shall have the meaning set forth in Section 11.4.

Firm Launch(es) shall have the meaning set forth in Section 2.1.

Force Majeure means acts of God, acts of government (in its sovereign and not contractual capacity), acts or threat of terrorism, riot, revolution, hijacking, fire, strike (other than a strike involving the employees of Contractor, Customer or their respective Related Third Parties), embargo, sabotage, or interruption of essential services or supplies.

Foreign Person shall be as defined in the U.S. International Traffic in Arms Regulations, 22 C.F.R. § 120.16.

FSD shall have the meaning set forth in Section 23.1(B).

Government Cross-Waiver has the meaning set forth in Section 12.1.

Gross Negligence means (i) the failure to perform a duty in reckless disregard of the consequences thereof, including injury, death or property damage of others; or (ii) other actions (or failures to act) of an aggravated nature that closely approach intentional or willful wrongdoing.

Initial Loss Reflight Option shall have the meaning set forth in Section 16.1.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Insured Launch Activities means the activities carried out by either Party or the Related Third Parties of either Party in accordance with the terms of this Contract and, in the case of Launch Service(s) licensed under the CSLA, the launch license issued to Contractor by the Office of the Associate Administrator for Commercial Space Transportation (or any successor agency thereto) to conduct the Launch Service(s), at the Launch Site and the Satellite processing facility wherever located, including transportation of the Satellite from the Satellite processing facility to the Launch Site and, if required, transportation of the Satellite from the Launch Site to the Satellite processing facility, the use by Contractor of United States Government launch facilities at the Launch Site, activities carried out by the United States Government at the Launch Site relating to the conduct of Launch Service(s) and the Launch from the Launch Site.

Intellectual Property means all designs, works of authorship, techniques, analyses, methods, concepts, formulae, layouts, software (including Software), inventions (whether or not patented or patentable), discoveries, improvements, processes, ideas, technical data and documentation (including Documentation), technical information, engineering, manufacturing and other drawings, specifications, performances, semiconductor topographies, business names, goodwill, the style of presentation of goods and services and similar matter in which an Intellectual Property Right subsists, regardless of whether any of the foregoing has been reduced to writing or practice.

Intellectual Property Claim shall have the meaning set forth in Section 14.5.

Intellectual Property Right(s) means all common law and statutory proprietary rights with respect to Intellectual Property, including patents, patent applications, copyrights, industrial designs, trademarks and service marks (and all goodwill associated with the foregoing), database rights, design rights (whether registered or not), trade secrets, mask work rights, data rights, moral rights, and similar rights existing from time-to-time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime, regardless of whether such rights exist as of EDC or arise or are acquired at any time in the future.

Intentional Ignition means, with respect to a Launch Vehicle, the time during the launch countdown sequence when the engine ignition command signal is initiated causing ignition of the first stage engines of the Launch Vehicle.

Interest Rate shall mean the lesser of: (i) [***…***] percent ([***…***]%); (ii) [***…***] percent ([***…***]%); or (iii) the maximum interest rate permitted by applicable law, compounded annually.

KWAJ means the SpaceX launch facility at Ronald Reagan Ballistic Missile Defense Test Site, United States Army Kwajalein Atoll (RTS-USAKA), including the associated installations, equipment and services used or provided by Contractor in connection with the Launch Services as provided for in the SOW.

Launch means Intentional Ignition of the Launch Vehicle followed by either: (i) Lift-Off; and/or (ii) total loss or destruction of the Launch Vehicle or any or all of the Satellites comprising a Satellite Batch. A Launch is deemed not to have occurred in the event of a Terminated Ignition. Notwithstanding anything to the contrary in this Contract, a Launch is deemed to have occurred even if there is a Launch Failure.

Launch Activities means the activities carried out by either Party or the Related Third Parties of either Party under this Contract, which include Launch Services, any Launch Vehicle-related and pre-Launch activities beginning with the arrival of a Satellite Batch at the Launch Site, integration activities, and ending with departure of all property and personnel of Customer and its Related Third Parties from the Launch Site and completion of any Post-Launch Services. Application of the Government Cross Waiver will cease no later than thirty (30) days after each Launch Service, irrespective of whether Customer property remains at the Launch Site.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Launch and In-Orbit Insurance means insurance procured by Customer covering the risks of Launch and/or the risks of in-orbit failures with respect to Partial Loss, Constructive Total Loss and Total Loss of a Satellite or Satellite Batch.

Launch Campaign Period shall have the meaning set forth in Section 5.1.

Launch Date means the Day within the Launch Slot established for a Launch Service pursuant to this Contract. If a Launch Date for a Launch Service has not yet been designated, the first Day of the applicable Launch Slot shall be applied as the Launch Date.

Launch Failure means a Total Launch Failure or a Partial Launch Failure.

Launch Manifest means the Contractor’s listing of contracted and scheduled launch services for commercial, civil and military customers, as reported from time-to-time to Customer in accordance with Section 5.5.

Launch Opportunity means the availability of a time period in which a Launch can be performed, as applicable, in the Contractor manifest for the Launch(es) of the Satellite Batches, based upon these criteria: (i) adequate time period during which Contractor can make the necessary preparations for and perform a Launch; (ii) the requirements and interests of the Customer; (iii) Contractor’s existing and prospective customer commitments in accordance with Section 5.5; and (iv) the manifest guidelines specified in Section 5.4.

Launch Program Manager shall have the meaning set forth in Section 8.2.

Launch Range means United States Government authorities, facilities and infrastructure with jurisdiction over the Launch Site and Launch Service.

Launch Service(s) means the services to be provided under Article 2.

Launch Service Price shall have the meaning set forth in Section 3.1.

Launch Site means either VAFB or KWAJ.

Launch Slot means a [***…***] Day period of time during which a Launch Service will occur.

Launch Slot Offer shall have the meaning set forth in Section 6.4.

Launch Success shall mean, with respect to each Launch Service:

(a) compliance with the specifications and requirements of the SOW for the following: (i) [***…***]; (ii) [***…***]; (iii) [***…***]; (iv) [***…***]; (v) [***…***]; (vi) [***…***]; and (vii) [***…***] determined based on flight telemetry data or other objective evidence; or

(b) no Satellite anomaly, failure, defect or non-conformance with such Satellite’s performance specifications or operational characteristics resulting from Contractor’s failure to meet any of the Launch Success criteria set forth in (a)(i) – (a)(vii) above.

Contractor’s obligation with respect to [***…***]. Launch Success shall be determined in accordance with Section 2.2.

Launch Vehicle means the Falcon 9 [***…***] launch vehicle and the Dispenser, utilized by Contractor to perform the Launch of any Satellite Batch.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Launch Window means a time period determined in accordance with the SOW and approved by the Launch Range authority with jurisdiction over the Launch Site.

LIBOR means the 12-month London Interbank Offered Rate published in The Wall Street Journal, from time-to-time, as applied under this Contract.

Lift-Off means physical separation of the Launch Vehicle from the launch pad and ground support equipment and release of the Launch Vehicle hold-down restraints for the purpose of Launch.

Material Change shall have the meaning set forth in Section 11.3(A).

Milestone means the recurring and non-recurring completion events set forth under this Contract.

Milestone Payment shall have the meaning set forth in Section 4.1.

NEXT shall have the meaning set forth in Section 1.1 of the Statement of Work.

Non-Compliance shall have the meaning set forth in Section 11.3(B).

Non-Recurring Price shall mean the portion of the Contract Price identified as such in Exhibit C.

Non-Recurring Launch Service Milestone shall mean the Milestone Payments associated with any portion of the Non-Recurring Price for a Launch Service.

Optional Services shall mean the optional services listed in the Optional Services table in Exhibit D.

Partial Launch Failure means that the conditions for a Launch Success have not been met for one or more Satellites, but not for all Satellites launched by the same Launch Vehicle.

Partial Loss for purposes of Customer’s policy of Launch and In-Orbit Insurance only (and not for any other purpose hereunder), shall have the meaning assigned to such term in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of a Launch to be performed under this Contract.

Party or Parties means Contractor or Customer or both depending on the context.

Post-Launch Services means all services that are to be provided by Contractor to Customer after Launch pursuant to the SOW.

PPI Ratio means the amount derived by dividing the annual value of Producer Price Index, or PPI, 1423 (as reported in Table 6 of the Bureau of Labor Statistics PPI Detailed Report – “Producer price indexes and percent changes for commodity and service groupings and individual items, not seasonally adjusted”) for the year prior to the applicable option exercise year by the annual PPI 1423 for year [***…***].

Proprietary Information shall have the meaning set forth in Section 19.2.

Receiving Party shall have the meaning set forth in Section 19.2.

Reflight Option shall mean the option exercisable pursuant to Section 16.2.

Reasonable Efforts means standards, practices, methods, and procedures consistent with applicable law and that degree of effort, skill, diligence, prudence, and foresight that would reasonably and ordinarily be expected from each Party under this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Related Third Party(ies) means any of the following parties, and except for any party with a financial interest in Customer, in each case only if such party is involved in Launch Activities:

•	Employees, directors, officers or agents of Contractor and Customer, including their affiliates, parents or partner entities;

•	Customers of Contractor (other than Customer) and the employees of those customers;

•	Associate Contractors and subcontractors at any tier of Contractor or Customer and the employees of those Associate Contractors and subcontractors; and

•	Any party with a financial interest in Contractor, Customer, the Launch Services, the Launch Vehicles, or the Satellites.

Satellite means any Satellite forming part of a Satellite Batch supplied by Customer for Launch by Contractor pursuant to this Contract.

Satellite Batch means each grouping of Satellites for a Launch Service, inclusive.

Separation System means the separation hardware mechanisms used to attach a Satellite to the Dispenser along with any deployment mechanisms used to separate, and/or control the separation of the Satellite from the Dispenser.

Software means computer software programs and software systems, whether in source code or object code form, (including firmware, files, databases, interfaces, documentation and other materials related thereto, and any third party Software sublicensed by Contractor hereunder), as such Software is revised, upgraded, updated, corrected, modified, and enhanced from time-to-time.

Statement of Work or SOW means Exhibit A and any other attached document or additional document which has been referenced or incorporated into the SOW (including by Contract amendment) by the Parties and which reflects the scope of work to be performed by Contractor under this Contract, and which specifies each Party’s programmatic and technical performance requirements and obligations under this Contract.

Taxes shall have the meaning set forth in Section 3.3.

Termination Fee shall have the meaning set forth in Section 17.1.

Terminated Ignition means Intentional Ignition not followed by Launch. For purposes of Customer’s policy of Launch and In-Orbit Insurance (and not for any other purpose hereunder) Terminated Ignition means the instant the Launch Range ground safety officer (or equivalent) officially declares the launch pad safe following shut down of the first stage engines of the Launch Vehicle for any reason before release of the hold down restraints.

Third Party means any individual or legal entity other than the Parties or Related Third Parties.

Total Launch Failure means that the conditions for a Launch Success are not met for any Satellites launched by the same Launch Vehicle.

Total Loss shall mean the loss, destruction or failure of a Satellite that is mated with the Launch Vehicle, provided, however, that for purposes of Customer’s policy of Launch and In-Orbit Insurance only (and not for any other purpose hereunder), the meaning assigned to the term “Total Loss” in Customer’s policy of Launch and In-Orbit Insurance, if any, in place at the time of a Launch, shall take precedence over this definition. Customer shall promptly provide a copy of such definition to Contractor after the issuance of such policy of Launch and In-Orbit Insurance, if any.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

VAFB means Vandenberg Air Force Base, California, including the associated installations, equipment and services used or provided by Contractor in connection with the Launch Services as provided for in the SOW.

1.2 Interpretation. In the Contract, unless the contrary intention appears:

•	the singular includes the plural and vice versa and words importing a gender include other genders;

•	other grammatical forms of defined words or expressions have corresponding meanings;

•	a reference to Article means an article of this Contract;

•	a reference to a Section means a section of an Article of this Contract;

•	a reference to Exhibit means the exhibit(s) identified in Section 1.3 and attached hereto and incorporated herein, as may be amended from time-to-time in accordance with the terms hereof;

•	any terms capitalized but not defined herein shall have the definition ascribed thereto in the SOW;

•

each Party shall perform its obligations under the Contract at all times in good faith and consistent with the implied covenant of good faith and fair dealing as interpreted by laws of the State of New York;

•

each Party shall perform its obligations under the Contract in accordance with all applicable export and import laws, regulations, rules and related provisos, including the International Traffic In Arms Regulations, 22 C.F.R. §§ 120-130.

•	a reference to a document or agreement, including the Contract, includes a reference to that document or agreement as assigned, amended, altered or replaced from time-to-time;

•	a reference to a Party includes its executors, administrators, successors and persons to whom it assigns and novates the Contract in accordance with Section 24.4;

•	words and expressions importing natural persons include partnerships, bodies corporate, associations, governments and governmental and local authorities and agencies;

•	the word “including” and words of similar import shall mean “including without limitation,” unless otherwise specified; and

•	titles and headings to Articles, Sections and tables are provided for convenience of reference only and shall not affect the meaning or interpretation of this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.3 Contract, Exhibits and Order of Precedence. This Contract includes the exhibits listed below, which are attached hereto and made a part hereof. In the event of any conflict among the various portions of this Contract, including the exhibits listed below, the following order of precedence shall prevail:

1.	Contract Articles 1 through 24

2.	Exhibit A: Statement of Work

3.	Exhibit B: Launch Schedule

4.	Exhibit C: Milestone Payment Schedule

5.	Exhibit D: Optional Services

6.	Exhibit E: Additional Launch Price

7.	Exhibit F: Disclosures

Article 2

SERVICES TO BE PROVIDED

2.1 Launch Services. Contractor shall provide Launch Services for [***…***] dedicated Launches of Satellite Batches (“Firm Launch(es)”) and up to an additional [***…***] dedicated Launches of Satellite Batches, if so exercised by Customer (“Additional Launch(es)”), in accordance with this Section 2.1 and the Statement of Work.

2.1.1	If any Launch Service is not a Launch Success, Customer may exercise Additional Launch(es) (on a per Launch Service basis) at anytime up to the end of the Launch Campaign Period plus [***…***] Days. Such Additional Launch(es) will be performed by Contractor within [***…***] months of Customer’s exercise of an Additional Launch, subject to available Launch Opportunities. The Launch Service Price, Milestones and Milestone Payments for such Additional Launch(es) under this Section 2.1.1 shall be the same Launch Service Price, Milestone and Milestone Payments as set forth for the first Firm Launch Service in accordance with Exhibit C.

2.1.2	Customer may reserve the right to procure up to [***…***] Additional Launches, if any Satellite or Satellite Batch(es) experience a loss or failure following Launch for reasons other than a Launch Failure. In order to reserve such Additional Launches, Customer must pay a reservation fee of [***…***] US Dollars (US $[***…***]) no later than [***…***] months after EDC. The Additional Launches may be exercised by Customer at anytime up to the end of the Launch Campaign Period plus [***…***] Days. Such Additional Launch(es) will be performed by Contractor within [***…***] months (or such longer period as mutually agreed by Customer and Contractor) of Customer’s exercise of an Additional Launch, subject to available Launch Opportunities. If exercised, the pricing for such Additional Launch(es) shall be in accordance with Exhibit E. If Customer does not exercise an Additional Launch pursuant to this Section 2.1.2, the reservation fee paid for such Additional Launch to Contractor will be refunded to Customer within [***…***] Days of Customer’s notice of such effect.

2.1.3

Notwithstanding Sections 2.1.1 or 2.1.2, Customer may procure up to [***…***] further Additional Launch(es), that may be exercised up through [***…***], that at the time of such exercise are assigned a Launch Slot ending no later than [***…***] (subject to available Launch Opportunities). The pricing for such Additional Launch(es) shall be

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

determined in accordance with [***…***] associated with [***…***] as of the applicable exercise date thereof. The Milestones and Milestone Payment percentages for such Additional Launch(es) under this Section 2.1.3 shall be the same as set forth in Exhibit E. For the Additional Launch(es) exercised by Customer in accordance with this Section 2.1.3, the Launch Slot for such Launch Service shall be designated so as to occur within [***…***] years of the Launch Services exercise date, provided however that such Launch Service is performed prior to [***…***]. Customer shall pay to Contractor a reservation fee of [***…***] US Dollars (US$[***…***]) for each Additional Launch procured pursuant to this Section 2.1.3 no later than [***…***]. Such reservation fee will be applied to the first Milestone Payment for the applicable Additional Launch. If Customer does not exercise an Additional Launch pursuant to this Section 2.1.3, [***…***] to Customer within [***…***] Days of Customer’s notice of such effect.

2.1.4	Customer and Contractor agree and acknowledge that the total number of Additional Launches that may be exercised by Customer under Sections 2.1.2 and 2.1.3, in the aggregate, is limited to [***…***].

For the avoidance of doubt, any Refight Options exercised by Customer in accordance with Article 16 shall not be considered a Firm Launch or Additional Launch.

2.2 Determination of Launch Success. If, within [***…***] Days following any Launch Service, a Satellite experiences an anomaly, failure, defect or other non-conformance with its performance specifications or operational characteristics, Customer shall promptly inform Contractor in writing and provide reasonable detail regarding such anomaly, failure, defect or non-conformance. Contractor shall, within [***…***] following receipt of Customer’s notice pursuant to this Section 2.2 confirm that: (i) all of the Launch Success criteria were achieved for the corresponding Launch Service; or (ii) an independent or intervening event not attributable to Contractor’s failure to meet the Launch Success criteria caused the Satellite anomaly, failure, defect or other non-conformance with its performance specifications or operational characteristics, such confirmation in each case, to be based on flight telemetry and other objective data. If Contractor does not provide such confirmation within the stipulated time period, then the corresponding Launch shall be deemed a Launch Failure.

2.3 Satellite Dispenser. Contractor shall design, manufacture, test and qualify the Dispenser, which shall be capable of performing all interface, separation and deployment functions in accordance with the SOW. Contractor shall deliver models, data, software, hardware, and test/support equipment to Customer’s Associate Contractor as required by the SOW.

2.4	Separation System.

2.4.1	Contractor shall itself or through a Third Party design, manufacture, test and qualify the Separation System, which shall be capable of performing all interface, separation and deployment functions in accordance with the SOW. Contractor shall deliver models, data, software, hardware, and test/support equipment to Customer’s Associate Contractor as required by the SOW.

2.4.2	[***…***]. If Contractor obtains [***…***]. Without limiting the foregoing, Contractor agrees that [***…***] if Customer [***…***]. Furthermore, if Contractor obtains [***…***], upon Customer request, Contractor will reasonably assist Customer and provide Customer with [***…***] as is necessary for Customer [***…***], including for [***…***]. Such information includes, but is not limited to, [***…***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.5 Primary and Backup Launch Site. The primary Launch Site for all Launch Services shall be VAFB and KWAJ is designated as the alternate Launch Site in the event of VAFB unavailability as provided for in this Section 2.5.

2.5.1	Change of Launch Site Not Attributable to Contractor. No later than [***…***] months (or such shorter period that Customer may reasonably agree to in writing) prior to any scheduled Launch, Contractor shall notify Customer in writing if VAFB is not available for such Launch Services due to Launch Site or Launch Range unavailability for reasons not primarily attributable to Contractor (and notwithstanding Contractor’s Reasonable Efforts to maintain or preserve Customer’s scheduled Launch Date or Launch Slot) and include in such notification: (i) the reasons for Launch Site or Launch Range unavailability; (ii) the duration of such Launch Site or Launch Range unavailability; and (iii) the next available Launch Opportunity at VAFB (to the best knowledge of Contractor at that time) and at KWAJ. Within [***…***] Days of receipt of Contractor’s notice, Customer shall notify Contractor of its election for the Launch Services to be performed at KWAJ, subject to available Launch Opportunities, or during the next available Launch Opportunity at VAFB. If Customer elects to proceed with the Launch Services at the next available Launch Opportunity at KWAJ or VAFB, then the Adjustment Fee associated with any Launch schedule adjustments as provided for in Article 6 shall not apply to either Contractor or Customer. Notwithstanding the foregoing, in the event of a Launch Site unavailability within [***…***] months prior to any scheduled Launch Date for any Launch Services under this Contract that results in or is reasonably likely to result in a delay to or displacement of a Customer Launch Slot, Contractor and Customer will abide by the provisions of this Section 2.5.1 in connection with the selection of a Launch Site for the affected Launch Service.

2.5.2	Change of Launch Site Attributable to Contractor. No later than [***…***] months (or such shorter period that Customer may reasonably agree to in writing) prior to any scheduled Launch, Contractor shall notify Customer in writing if VAFB is not available for such Launch Services due to Launch Site or Launch Range unavailability for reasons primarily attributable to Contractor and include in such notification: (i) the reasons for Launch Site or Launch Range unavailability; (ii) the duration of such Launch Site or Launch Range unavailability; and (iii) the next available Launch Opportunity at VAFB (to the best knowledge of Contractor at that time) and at KWAJ. Within [***…***] Days of receipt of Contractor’s notice, Customer shall notify Contractor of its election for the Launch Services to be performed at KWAJ, subject to available Launch Opportunities, or during the next available Launch Opportunity at VAFB. If Customer elects to proceed with the Launch Services at the next available Launch Opportunity at KWAJ, then the Adjustment Fee associated with any Launch schedule adjustments as provided for in Section 6.2 shall apply to Contractor. In the event of a Launch Site unavailability within [***…***] months prior to any scheduled Launch Date for any Launch Services under this Contract that results in or is reasonably likely to result in a delay to or displacement of a Customer Launch Slot, Contractor and Customer will abide by the provisions of this Section 2.5.2 in connection with the selection of a Launch Site for the affected Launch Service.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 3

CONTRACT PRICE

3.1 Launch Price. The price for each Firm Launch is set forth in Exhibit C, and the price for each Additional Launch is set forth in Section 2.1 (as applicable, the “Launch Service Price”). If Customer exercises any of the per mission Optional Services provided for in Exhibit D, the per mission price for such Optional Services shall be included in the corresponding Launch Service Price.

3.2 Contract Price. The aggregate price for all the Firm Launches, including the Non-Recurring Price (together, the “Contract Price”), is set forth in Exhibit C. The Contract Price shall include all of the services specified in the SOW and any of the Optional Services provided for in Exhibit D that are exercised by Customer.

3.3 Taxes. Contractor, after due inquiry, investigation and to the best of its knowledge, represents and warrants that as of EDC, no taxes, duties and other levies imposed by the United States government or any political subdivision thereof are due for the activities and transactions contemplated by this Contract, including any Launch Services (“Taxes”). However, should [***…***], Contractor shall, [***…***]. If Contractor is unable [***…***], the Parties shall [***…***], provided however, that in any case [***…***] in connection such Taxes shall not [***…***] of: (i) [***…***] percent ([***…***]%) of [***…***]; or (ii) [***…***] percent ([***…***]%) of [***…***].

3.4 [***…***]. Contractor [***…***], with respect the Launch Services procured by Customer under this Contract, Customer shall not [***…***] by Contractor following [***…***]. If Contractor [***…***], Contractor shall [***…***] and Customer will be entitled to [***…***]. If [***…***], Contractor will [***…***] within [***…***] Days of the written notice by Customer. At the written request of Customer, and within [***…***] Business Days thereof, Contractor shall from time-to-time, [***…***] provided for in this Section 3.4.

Article 4

PAYMENT

4.1 Payments. Upon the successful completion of a Non-Recurring Launch Service Milestone or a Launch Service Milestone in accordance with the Milestone completion criteria set forth in Appendix B of the SOW, Customer shall pay the applicable invoice issued by Contractor in accordance with Section 4.4 below (each a “Milestone Payment”). If a payment due date falls on a Day other than a Business Day, then payment shall be due on the following Business Day.

4.2 [***…***]. Notwithstanding the other provisions of Article 4, in the event that [***…***] as set forth in [***…***] shall be [***…***]. If [***…***] as set forth in [***…***] shall be [***…***] on a [***…***] basis [***…***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.3 Wire Transfer Instructions. All payments made to Contractor hereunder shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

Bank Name:	[***…***]
Bank Address:	[***…***]
[***…***]
Account Number:	[***…***]
Routing:	[***…***]
SWIFT:	[***…***]

or such other account or accounts as Contractor may specify in writing to Customer.

To the extent any payments are made to Customer hereunder, all such payments shall be in U.S. currency and shall be made by electronic funds transfer to the following account:

Bank Name:	[***…***]
Account Number:	[***…***]
ABA Number:	[***…***]
Beneficiary:	Iridium Satellite LLC

or such other account or accounts as Customer may specify in writing to Contractor.

4.4 Invoices. With the exception of the EDC payment addressed below, for each Milestone Payment, Contractor shall submit to Customer an invoice for payment after successful completion of the applicable Milestone (determined by Customer solely in accordance with the Milestone completion criteria set forth in Appendix B to the SOW) on or after the corresponding Milestone Payment due date listed in Exhibit C or Exhibit E, as applicable, including Contractor’s certification that the applicable Milestone completion criteria have been met in accordance with the requirements of the SOW. For the avoidance of doubt, no invoice for a Milestone Payment may be submitted by Contractor until all of the requirements of the applicable Milestone have been met and, in any case, not prior to the applicable Milestone Payment due date. To the extent that any activities or work related to the completion of a Milestone are subsequently rendered incomplete (or in the case Customer has pre-paid such Milestone and it is subsequently not achieved per the then-applicable schedule) as a result of corrective work or activity required to be completed by Contractor (for example, as a result of a Launch Service being preempted due an imperative national need as described in Section 12.1.1, or a stand-down of the Launch Vehicle due to a design flaw or manufacturing process anomaly), Contractor will, at Customer’s written election, reimburse or credit Customer for the total amount of the Milestone Payment for the Milestone which has been rendered incomplete. Payment shall be made by Customer to Contractor, or as applicable, a reimbursement shall be made by Contractor to Customer, for any Milestone Payment within [***…***] Days of submission of an invoice in accordance with the requirements of this Section 4.4, except for any invoice pertaining to the EDC payment, which shall be submitted within [***…***] Business Days of: (a) EDC; or (b) exercise of Additional Launch(es), as applicable. Payments shall be deemed made when credit for the payable amount is established in Contractor’s designated bank account.

All invoices delivered under this Contract shall be complete and reasonably detailed in order to provide the recipient with sufficient information to ascertain the nature and scope of the charges included therein.

4.5 Disputed Payments. If Customer determines that a Milestone has not been completed in accordance with the Milestone completion criteria set forth in Appendix B to the SOW, Customer shall so notify Contractor in

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

writing within [***…***] Days of receipt of the applicable invoice, and within [***…***] Days thereafter provide in reasonable detail the Contract requirements associated with the applicable Milestone that have not been met. In the event Contractor disputes Customer’s contention that the applicable Milestone has not been completed in accordance with the requirements of this Contract, the Parties shall attempt to resolve such dispute in accordance with the procedures provided for in Section 18.1, during which Contractor shall continue to perform its obligations under this Contract in a timely manner, and Customer shall continue to perform its obligations that are not disputed under this Section 4.5 in a timely manner. If the Parties are unable to resolve such dispute in accordance with the procedures set forth in Section 18.1, then either Party may immediately begin legal proceedings in accordance with Section 18.2 and the performance obligations set forth in this Section 4.5 shall no longer apply. If it is subsequently determined that the applicable Milestone had been timely completed in accordance with the requirements of this Contract, Customer shall immediately pay the applicable Milestone Payment, to include late payment interest in accordance with the terms of Section 4.6.

4.6 Interest on Payments Due. If any undisputed amount due by Customer to Contractor under this Contract shall remain unpaid after its due date, and if Contractor has provided Customer written notice thereof with a [***…***] Day period to cure, then the Customer shall pay interest to Contractor at the Interest Rate. Interest will be computed commencing as of the Business Day after the due date until and including the date payment is actually made, unless paid during the cure period, in which case no interest shall be due.

4.7 Accelerated Payments. In the event that a Launch Service is accelerated by Customer in accordance with the terms of Article 6 the remaining Milestone Payment due dates shall be accelerated on a Day-for-Day basis for such Launch Service. If, as a result of such acceleration and the early completion of an applicable Launch Service Milestone by Contractor, a Milestone Payment that should already have been made due in accordance with Section 4.1, such Milestone Payment shall be immediately invoiced by Contractor and paid by Customer within [***…***] Days of receipt of the corresponding invoice by Customer. Notwithstanding the foregoing, no accelerated payment shall be provided for a Milestone that is completed earlier than the corresponding Milestone Payment due date specified in Exhibit C unless the due date has been accelerated (as described above) or Customer has provided a written notification to Contractor indicating approval of an earlier completion date for such Milestone.

4.8 U.S. Government Cooperation. Contractor shall, upon the request of Customer, cooperate with any U.S. Government customer for NEXT on a Reasonable Efforts basis in connection with pricing or cost disclosure requirements.

Article 5

LAUNCH SCHEDULE

5.1 Launch Campaign Period. The [***…***] Firm Launches shall take place during the term commencing with the initial Day of the Launch Slot for the first Firm Launch and ending [***…***] months thereafter (“Launch Campaign Period”). The Parties have scheduled the Launch Slots and Launch Dates in accordance with Exhibit B.

5.2 Confirmation of Launch Campaign. Period No later than [***…***] months prior to the commencement of the Launch Campaign Period, Customer shall provide Contractor a written notice: (i) confirming the Launch Campaign Period designated in Section 5.1; or (ii) adjusting the Launch Campaign Period in accordance with Section 6.1.1.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.3 Additional Launches. Customer shall confirm to Contractor the desired Launch Slot within a Launch Opportunity for each Additional Launch as of the date such Additional Launch is ordered pursuant to the terms of this Contract. In the event that the Launch Slot desired by Customer is not available, Contractor shall propose a new available Launch Slot that is closest in time to the Launch Slot originally requested by Customer, and the Parties will cooperate in good faith to determine such Launch Slot within [***…***] Business Days of Contractor’s new proposal. The process described in the immediately preceding sentence shall be repeated until a Launch Slot is determined.

5.4 Launch Manifest Policy. Contractor and Customer shall comply with the launch schedule prioritization policy set forth in this Section 5.4 in the event of a delay caused by either Customer or Contractor.

5.4.1	Subject to Section 5.4.2, Contractor agrees and acknowledges that, consistent with its manifest policy, Customer’s scheduled Launch Service (including any Additional Launches or reflight Launch Services exercised by Customer) will not be displaced from a Launch Slot or Launch Date, with the following exceptions: (i) [***…***]; (ii) [***…***]; or (iii) [***…***] available for a scheduled Customer Launch Service. If a Customer Launch Service is displaced pursuant to the terms of this Section 5.4.1, then notwithstanding such displacement, the pre-existing order of manifested launches shall remain in effect as of the date the displacement occurs.

5.4.2	In the event of a Contractor delay of either a Customer Launch Service (including any Additional Launches or reflight Launch Services exercised by Customer) or a prior Third Party launch service for reasons attributable to: (i) [***…***]; (ii) [***…***]; or (iii) [***…***], the pre-existing order of manifested launches shall remain in effect as of the date of the Contractor delay.

5.4.3	In the event of [***…***] that occurs [***…***] and is [***…***] between [***…***] associated with [***…***], Contractor shall [***…***]. If such [***…***] within [***…***] Days of the applicable [***…***], and Contractor is [***…***], then Contractor shall [***…***] provided that [***…***] shall be [***…***].

5.4.4	In the event of [***…***] that occurs [***…***] and is [***…***] between [***…***] associated with [***…***], Contractor shall [***…***]. If such [***…***] within [***…***] Days of the applicable [***…***], and Contractor is [***…***], Contractor shall [***…***].

5.4.5	If any Customer Launch Service (including any Additional Launches or reflight Launch Services exercised by Customer) is a DO/DX Launch, Contractor shall perform such Launch Service in accordance with the prioritization requirements of the CSLA.

5.4.6	Subject to Section 5.5, Contractor shall assign any available Launch Opportunities to Customer or its existing Third Party customers on a first-come, first-served basis upon the earlier in time receipt of a binding contract amendment, change order or option exercise from Customer or any existing Third Party customer.

5.5 Contractor Provision of Manifest-Related Information. Contractor, in accordance with the requirements of the SOW, shall provide Customer once per calendar quarter a schedule of current contracted launches and Launch Opportunities extending through the later of: (i) the period Customer may exercise Additional Launch(es) as specified in Section 2.1; or (ii) the performance of any Launch Services under this Contract. Such schedule will not reflect the names of

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contractor’s customers or payloads or any other Proprietary Information of Contractor not germane to manifest management, and will be considered Proprietary Information of Contractor pursuant to Article 19 herein and shall be used by Customer only for the purpose of managing Customer’s rights and obligations under this Contract. Notwithstanding the foregoing, Contractor may from time-to-time [***…***] that [***…***] is subject to [***…***] with the effect of [***…***] for a [***…***] Day period. Following the aforementioned [***…***] Day period, if Contractor has not [***…***] during the identified [***…***], then such [***…***] to Customer. If Contractor becomes aware of any event, development or circumstance that, in the reasonable judgment of Contractor would materially impact the scheduling of a Customer Launch Slot or Launch Date, Contractor shall promptly notify Customer in writing of such potential event, development or circumstance and Contractor’s plan to resolve or mitigate the impact thereof on the scheduling of Customer’s applicable Launch Slot or Launch Date.

Article 6

LAUNCH SCHEDULE ADJUSTMENTS

6.1	Customer Launch Schedule Adjustments

6.1.1	Customer No-Cost Adjustments. Customer shall have the right to adjust the Launch Campaign Period, or any scheduled Launch Slot or Launch Date, at no increase to the Contract Price as follows:

(A)	Advance the commencement of the Launch Campaign Period, or any scheduled Launch Slot, subject to providing written notice to Contractor no less than [***…***] months prior to the desired new Launch Slot or commencement date of the Launch Campaign Period.

(B)	Postpone the commencement of the Launch Campaign Period, or any scheduled Launch Slot, subject to providing written notice to Contractor no less than [***…***] months prior to the originally scheduled Launch Slot or commencement of the Launch Campaign Period.

(C)	Postpone the Launch Date within the applicable Launch Slot no less than [***…***] prior to the then-scheduled Launch Date, provided that advance written notice is provided to Contractor.

(D)	Postpone any Launch Date for a cumulative period of up to [***…***] months.

6.1.2	Customer Cost-Based Adjustments. Customer shall have the right to adjust any scheduled Launch Date that does not meet the criteria provided for in Section 6.1.1, subject to application of an adjustment fee (the “Adjustment Fee”) as set forth below:

(A)	Advance the applicable Launch Date so that the Launch Service is performed between [***…***] and [***…***] months following Customer’s written notification, for an Adjustment Fee of [***…***] percent ([***…***]%) of the applicable Launch Service Price. The Adjustment Fee shall be amortized equally among the remaining Milestone Payments for the applicable Launch Service. If a Launch Service advanced pursuant to this Section 6.1.2 (A) is not performed between [***…***] and [***…***] months following Customer’s written notification for reasons other than a Customer delay requested pursuant to Section 6.1, the Adjustment Fee shall be refunded to Customer within [***…***] Days.

(B)	Advance the applicable Launch Date so that the Launch Service is performed less than [***…***] months following Customer’s written notification, for an

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Adjustment Fee of [***…***] of the applicable Launch Service Price. The Adjustment Fee shall be amortized equally among the remaining Milestone Payments for the applicable Launch Service. If a Launch Service advanced pursuant to this Section 6.1.2 (B) is not performed within [***…***] months following Customer’s written notification for reasons other than a Customer delay requested pursuant to Section 6.1, the Adjustment Fee shall be refunded to Customer within [***…***] Days.

(C)	Postpone the applicable Launch Date:

(i)	for a period of between [***…***] and [***…***] months, for an Adjustment Fee of [***…***] percent ([***…***]%) of the applicable Launch Service Price per month;

(ii)	for a period of more than [***…***] months, for an Adjustment Fee of [***…***] percent ([***…***]%) of the applicable Launch Services Price per month; or

(iii)	within the applicable Launch Slot within [***…***] prior to the then-scheduled Launch Date, subject to available Launch Opportunities and payment of direct costs incurred as a direct result of the postponement of the Launch Date by Third Parties engaged by Contractor.

(D)	Customer, in lieu of paying the Adjustment Fees set forth in Sections 6.1.2 (C), may instead make then-current Milestone Payments for the affected Launch Service, subject to the provisions of Section 4.4.

6.1.3	Conditions Associated With Customer Launch Schedule Adjustments

(A)	The scheduling of a new Launch Date pursuant to a Customer request under Sections 6.1.1 or 6.1.2 shall be subject to: (i) available Launch Opportunities; and (ii) Customer providing justification or evidence for the underlying event/cause resulting in its postponement request in a form reasonably acceptable to Contractor.

(B)	Any delay of a Launch Date in excess of the delay requested by Customer shall not be deemed either a Customer or Contractor delay for purposes of Article 6.

(C)	In connection with any Customer adjustments to a Launch Date, Contractor shall maintain the capability to perform no less than [***…***] Customer Launch Services during any [***…***] month period during the Launch Campaign Period plus [***…***] additional months.

(D)	For any Launch Services advanced by Customer pursuant to Section 6.1.1 or 6.1.2, the remaining Milestone Payments will be advanced on a Day-for-Day basis.

(E)	If Customer provides Contractor at least [***…***] months advance notice of postponement of the Launch Campaign Period, a Launch Slot or Launch Date, then Customer’s remaining Milestone Payments for the affected Launch Services will be postponed on a Day-for-Day basis.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(F)	If Customer provides Contractor less than [***…***] months advance notice of postponement of the Launch Campaign Period, a Launch Slot or Launch Date, then Customer’s remaining Milestone Payments (with the exception of payments associated with the Launch and Post Flight Report Complete Milestones identified in Exhibit C) for the affected Launch Services will be due and payable in accordance with the existing Milestone Payment schedule prior to giving effect to Customer’s requested postponement.

(G)	Any Adjustment Fees applicable to a fractional month shall be calculated on a pro-rata basis.

(H)	For the avoidance of doubt, provided that [***…***], if Customer has [***…***] and the Parties are [***…***], the Contractor shall [***…***] for that particular Launch Service.

(I)	Notwithstanding the foregoing, if Contractor is able to [***…***] pursuant to the terms of Section [***…***], the applicable [***…***] shall not be [***…***] and will not be [***…***].

(J)	Customer may change the mission designation of any Launch Slot or Launch Date under this Contract in connection with any Launch Slot or Launch Date adjustment pursuant to Section 6.1 in accordance with the applicable requirements of the SOW.

(K)	Customer’s right to advance the Launch Campaign Period, any Launch Slot or Launch Date pursuant to Sections. 6.1.1(A), 6.1.2(A) and 6.1.2.(B) shall be subject to the Parties mutually and reasonably agreeing to necessary changes to the Launch Vehicle qualification criteria set forth in Article 11.

(L)	The aggregate sum of any Adjustment Fees due by Customer to Contractor resulting from adjustments to any particular Launch Service pursuant to Section 6.1.2 shall not exceed: (i) [***…***] US Dollars (US$[***…***]) for the first Firm Launch; and (ii) [***…***] US Dollars (US$[***…***]) for Firm Launches [***…***] through [***…***], with a sum of Adjustment Fees not to exceed [***…***] US Dollars (US$[***…***]) for all Firm Launches. With respect to any Additional Launches, the aggregate sum of Adjustment Fees owed by Customer to Contractor shall be [***…***] US Dollars (US$[***…***]) for each Additional Launch Service.

(M)	Any Adjustment Fees incurred by Customer pursuant to Section 6.2 shall be paid to Contractor monthly in arrears.

6.2	Contractor Launch Schedule Adjustments.

6.2.1	Contractor No-Cost Adjustments. Contractor shall have the right to adjust the Launch Date, without application of an Adjustment Fee, as follows:

(A)	Contractor shall have the right to adjust the Launch Date within the applicable Launch Slot up to [***…***] Days prior to the then-scheduled Launch Date, subject to: (i) available Launch Opportunities; (ii) availability of a Satellite Batch and Customer mission critical resources; and (iii) provided that reasonable advance written notice is provided to Customer.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(B)	Postpone any Launch Date for a cumulative period of up [***…***] Days.

6.2.2	Contractor Cost-Based Adjustments. Contractor shall have the right to postpone any scheduled Launch Date that does not meet the criteria provided for in Section 6.2.1, subject to available Launch Opportunities, the manifest policy set forth in Section 5.4 and application of an Adjustment Fee as set forth below:

(A)	Postpone the Launch Date within the applicable Launch Slot within [***…***] prior to the then-scheduled Launch Date, subject to available Launch Opportunities and payment of direct costs incurred as a direct result of the postponement of the Launch Date by Related Third Parties engaged by Customer.

(B)	Subject to Customer not exercising its termination for default right provided for under Section 17.2, and with respect to the first Firm Launch Service only, from [***…***] Days and up to [***…***] Days in the aggregate for an Adjustment Fee of [***…***] percent ([***…***]%) of the applicable Launch Service Price per month.

(C)	With respect to all other Launch Services (other than the first Firm Launch Service), from [***…***] and up to [***…***] Days in the aggregate for an Adjustment Fee of [***…***] percent ([***…***]%) of the applicable Launch Service Price per month.

(D)	With respect to all Launch Services (other than the first Firm Launch Service), and subject to Customer not exercising its termination for default right provided for under Section 17.2, greater than [***…***] Days and up to [***…***] Days in the aggregate for the affected Launch Service for an Adjustment Fee of [***…***] percent ([***…***]%) of the applicable Launch Service Price per month.

(E)	With respect to all Launch Services, subject to Customer not exercising its termination for default right provided for under Section 17.2, greater than [***…***] Days in the aggregate for the affected Launch Service for an Adjustment Fee of [***…***] percent ([***…***]%) of the applicable Launch Service Price per month.

6.2.3	Conditions Associated With Contractor Launch Schedule Adjustments

(A)	In connection with any Contractor adjustments to a Launch Date, Contractor shall maintain the capability to perform no less than [***…***] Customer Launch Services during any [***…***] month period during the Launch Campaign Period plus [***…***] additional months. Notwithstanding the foregoing, Contractor shall complete the Launch of all Satellite Batches as expeditiously as possible.

(B)	For any Launch Services postponed by Contractor pursuant to Section 6.2, the remaining Milestones for such Launch Service will be delayed on a Day-for-Day basis and Customer shall pay such Milestones in accordance with revised Milestone Payment schedule for such Launch Service.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(C)	Any Adjustment Fees applicable to a fractional month shall be calculated on a pro-rata basis.

(D)	If a new Launch Date outside of the original Launch Slot is established as a result of a Launch schedule adjustment pursuant to this Section 6.2, the newly-established Launch Date shall represent the first Day of the new corresponding Launch Slot.

(E)	The aggregate sum of any Adjustment Fees due by Contractor to Customer resulting from adjustments to any particular Launch Service pursuant to Section 6.2.2 shall not exceed: (i) [***…***] US Dollars
(US$[***…***]) for the first Firm Launch; and (ii) [***…***] US Dollars (US$[***…***]) for Firm Launches [***…***] through [***…***], with a sum of Adjustment Fees not to exceed [***…***] US Dollars
(US$[***…***]) for all Firm Launches. With respect to any Additional Launches, the aggregate sum of Adjustment Fees owed by Contractor to Customer shall be [***…***] US Dollars (US$[***…***]) for each Additional Launch Service.

(F)	Any Adjustment Fees incurred by Contractor pursuant to Section 6.2 shall be paid to Customer monthly in arrears.

6.3 Notice of Requests and Determination of Launch. Opportunities All Customer and Contractor requests for adjustment of the Launch Campaign Period, or the Launch Slot or Launch Date, shall be made by giving written notice to the other Party in accordance with Section 8.3. The Parties will cooperate in good faith to adjust the Launch Campaign Period or select a new Launch Slot or Launch Date, as applicable. In the event that the Parties cannot mutually agree as to the relevant adjustment within [***…***] Days (or such shorter time period as may be necessary in light of the proximity to the Launch), the Parties shall apply the launch manifest policy set forth in Section 5.4 to determine a new Launch Slot or Launch Date, taking into account the available Launch Opportunities and the requirements and interests of Customer and Contractor. Until the new Launch Campaign Period, Launch Slot or Launch Date is selected in accordance with this Section 6.3, the then-current Launch Schedule shall remain in effect.

6.4 [***…***]. Customer shall have [***…***] that is scheduled on [***…***] during the [***…***] months thereafter
[***…***], provided such [***…***] is made at least [***…***] prior to the date of such [***…***]. Prior to submission of [***…***], Contractor shall: (i) [***…***]; and (ii) [***…***], and to the extent reasonably appropriate or advisable under the circumstances, [***…***] in furtherance of the [***…***]. If [***…***], Contractor shall [***…***] into a [***…***] in accordance with the terms and conditions of this Contract.

6.5 Obligation to Give Prompt Notice. Contractor and Customer acknowledge and agree that it is in the best interests of both Parties to promote certainty in launch schedule decisions and minimize disruption to other customers of Contractor. Therefore, the Parties agree to give prompt notice of any need for a schedule change under this Article 6 or any actual or potential delay that might impact the launch schedule, with such notification to occur pursuant to Section 6.3.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.6 Characterization of Adjustment Fees. Customer and Contractor agree that the Adjustment Fees provided for in this Article 6 do not constitute a penalty or estimate of future damages, but represent reasonable fees associated with the adjustment of affected Launch Service and Contractor or Customer’s associated obligations under this Contract at various points in time.

Article 7

REPRESENTATIONS AND WARRANTIES

The Contractor makes the representations and warranties contained in this Article 7. Each such representation and warranty shall be deemed made as of the execution date of this Contract, and if necessary, Contractor shall supplement such representations and warranties as of EDC.

7.1 Contractor’s Performance. In connection with Contractor’s performance of its obligations under this Contract, Contractor shall maintain its ISO 9001 certification and obtain and maintain AS9100 certification, perform work in a skillful and workmanlike manner and otherwise abide by common standards, practices, methods and procedures in the commercial aerospace industry (and not solely in the commercial launch services industry). For the avoidance of doubt and with the exception of any acts of Contractor Gross Negligence, Contractor’s undertaking in this Section 7.1 does not apply to the performance of or liability with respect to any Launch Services following the moment of Intentional Ignition with respect to any Launch Service. With the exception of ISO 9001 and AS9100, Customer represents and warrants that its Satellite manufacturer Associate Contractor is subject to substantially similar contractual obligations as those set forth in this Section 7.1.

7.2 [***…***]. During [***…***] hereunder and until such time as [***…***], Contractor shall [***…***] with [***…***] versions of: (i) [***…***]; (ii) if available, [***…***]; (iii) [***…***]; and (iv) [***…***], in each case as soon as [***…***].

7.3 Litigation. Except as set forth on Exhibit F, there are no facts, actions, suits, litigation, arbitration or administrative proceedings pending or, to Contractor’s best knowledge, threatened, against the Contractor which would materially adversely effect the Contractor, its financial condition, results of operations and cash flows or otherwise prevent the Contractor from performing under this Contract.

Article 8

COORDINATION AND COMMUNICATION BETWEEN

CUSTOMER AND CONTRACTOR

8.1 Contractor Cooperation. Contractor shall cooperate in good faith with and support Customer in the following areas:

•	Coordination of the Launch Services and associated planning activities with Customer’s Satellite manufacturing Associate Contractor;

•

Preparation and presentation of technical briefings associated with Customer’s procurement of Launch and In-Orbit Insurance, if procured by Customer, including any claims pursued by Customer thereunder;

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

•	Registration of the Satellites in accordance with the United Nations Convention on Registration of Objects Launched into Outer Space; and

•	Debt or equity financing activities associated with the cost of the Launch Services.

8.2 Launch Program Managers. Each Party shall designate a Launch Program Manager no later than one (1) month after EDC. The task of each of the Launch Program Managers shall be to supervise and coordinate the respective Satellite integration and mission analysis activities between the Parties. Neither Launch Program Manager is authorized to direct work in contravention of the requirements of this Contract or to make modifications to this Contract. Contractor may replace its Launch Program Manager provided Customer has received notification of such action. Customer may reasonably request a change in the Contractor personnel assigned as the Contractor Launch Program Manager, and Contractor shall exercise Reasonable Efforts to comply with Customer’s request in a timely manner.

8.3 Notices. All notices that are required or permitted to be given under this Contract shall be in writing and shall be delivered in person or sent by facsimile, certified mail (return receipt requested) or air courier service to the representative and address set forth below, or to such other representative or address specified in a notice to the other Party. Ordinary course communications under this Contract may be given via electronic mail (message delivery or receipt confirmation requested). Notices shall be effective upon delivery in person or upon confirmation of receipt in the case of facsimile, certified mail or air courier.

Notices to Contractor:	Notices to Customer:
[***…***]	[***…***]
Space Exploration Technologies Corp.	Iridium Satellite LLC
1 Rocket Road	2030 East ASU Circle
Hawthorne, CA 90250	Tempe, AZ 85284
Telephone: [***…***]
Fax: [***…***]	Telephone: [***…***]
E-mail: [***…***]	Fax: [***…***]

With a copy to:	With a copy to:

[***…***]	[***…***]
Space Exploration Technologies Corp.	Iridium Satellite LLC
1030 15th Street, NW	2030 East ASU Circle
Suite 450	Tempe, AZ 85284
Washington, DC 20005
Telephone: [***…***]	Telephone: [***…***]
Fax: [***…***]	Fax: [***…***]
E-mail: [***…***]
and

[***…***]
Iridium Satellite LLC
6707 Democracy Boulevard
Suite 300
Bethesda, MA 20817
Telephone: [***…***]
Fax: [***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Either Party may from time-to-time change its notice address or the persons to be notified by giving the other Party written notice (as provided above) of such new information and the date upon which such change shall become effective.

8.4 Communications in English. All documentation, notices, reports and correspondence under this Contract shall be submitted and maintained in the English language.

Article 9

ADDITIONAL CONTRACTOR AND CUSTOMER OBLIGATIONS

PRIOR TO LAUNCH

9.1 Obligation to Provide Information. Contractor shall provide to Customer and Customer shall provide to Contractor the data, hardware and services identified in the SOW and required to perform their respective obligations hereunder according to the schedules provided therein. The data, hardware and services will be received in a condition suitable for their intended use as defined by the requirements of the SOW.

9.2 Notification of Non-Compliance. Either Party shall promptly, and in any event within [***…***] Business Days, notify the other Party in accordance with Section 8.3 in the event that any data, hardware (excluding hardware associated with the Launch Vehicle qualification criteria provided for in Article 11) or services provided pursuant to the terms of this Contract is not compliant with the applicable requirements contained in the SOW. The notification shall contain a statement of the discrepancy. Contractor or Customer, as applicable, shall promptly remedy the non-compliance or discrepancy identified pursuant to this Section 9.2 with no increase to the Contract Price.

9.3 [***…***]. Contractor shall [***…***] attributable to [***…***] (other than [***…***] set forth in [***…***]) that
[***…***]. Customer [***…***] that [***…***] is subject to [***…***] as those set forth in this Section 9.3.

9.4 [***…***]. Contractor shall [***…***]. Customer [***…***] that [***…***] is subject to [***…***] as those set forth in this Section 9.4.

Article 10

CUSTOMER ACCESS

10.1 Factory and Launch Site Access. Customer, its Related Third Parties and designated Affiliates shall have access, subject to coordination with and following reasonable notice to Contractor, to Contractor’s mission hardware final assembly factory to witness Contractor’s mission hardware final acceptance activities. Customer, its Related Third Parties and designated Affiliates (in each case at their own expense with respect to travel

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and disbursements), will have access to the Launch Site, launch complex and Satellite encapsulation area to witness major Customer-related mission tests and to attend regular coordination meetings. Contractor shall, on a Reasonable Efforts basis, provide Customer, and with prior Customer approval, Customer’s Related Third Parties and designated Affiliates, with non-escort badges at the Launch Site, launch complex and Satellite encapsulation area. In each case, the access rights of Customer, its Related Third Parties and designated Affiliates shall be subject to applicable regulatory, confidentiality, security and/or safety limitations.

10.2 Access to Information. Subject to applicable regulatory, confidentiality, security and/or safety limitations, Customer, its Related Third Parties and designated Affiliates shall have access to: (i) for ordinary course activities under the Contract, information required to be provided or made available under the SOW; (ii) in connection with the Dispenser, all designs, parts, processes, test plans and results, procedures and all other data related to failures or defects and related documentation; and (iii) if there is failure or non-conformance specifically related to a Launch Service, information related to any failure or non-conformance, including failure determination, remediation and resolution and associated documentation.

Article 11

LAUNCH VEHICLE QUALIFICATION

11.1 Compliant and Proven Launch Vehicle. Contractor shall provide a Launch Vehicle to perform the Launch Services under this Contract which meets or exceeds all of the following non-recurring and recurring eligibility criteria:

11.1.1	Non-Recurring Launch Vehicle Qualification Criteria

(A)	No later than [***…***]: (i) Contractor shall demonstrate compliance of the Falcon 9 [***…***] vehicle with the [***…***] set forth in [***…***] via [***…***] (in such case, [***…***] shall be [***…***] for purposes of this Contract [***…***]); and (ii) both or either of the [***…***] shall be [***…***].

(B)	If Contractor is [***…***] pursuant to Section 11.1.1(A), however as of [***…***] months [***…***] otherwise demonstrates that [***…***] comply with [***…***] set forth in [***…***], then Customer, [***…***]. Furthermore, if Contractor, as of [***…***] months [***…***], is [***…***] comply with [***…***] set forth in [***…***], respectively of [***…***], then Customer, [***…***]. For the avoidance of doubt, Contractor’s [***…***] provided for in this Section 11.1.1(B) [***…***].

(C)	No later than [***…***], Contractor shall demonstrate compliance of the Falcon 9 [***…***] vehicle with the [***…***] set forth in [***…***] via [***…***]. In such case, [***…***] shall be [***…***] for purposes of this Contract [***…***].

(D)	If Contractor is [***…***] pursuant to Section 11.1.1(C), Customer, [***…***], may: (i) [***…***]; (ii) [***…***]; and/or (iii) [***…***], provide Contractor with [***…***], without prejudice to any of Customer’s other rights under this Contract.

(E)	[***…***] shall be [***…***], including [***…***], through a [***…***] at least [***…***].

(F)	If Contractor is [***…***] set forth in Section 11.1.1(E), Customer, [***…***], may: (i) [***…***]; (ii) [***…***]; or (iii) [***…***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.1.2	Recurring Launch Vehicle Qualification Criteria

(A)	To the extent [***…***] (if involving a [***…***], such [***…***] will be deemed to include [***…***]) has [***…***] in the flight [***…***], then Customer, [***…***].

(B)	[***…***] percent ([***…***]%).

(C)	If Contractor is [***…***] set forth in Section 11.1.2 (B), [***…***]: (i) [***…***]; (ii) [***…***]; and/or (iii) [***…***] the requirements set forth in Section 11.1.2 (B).

11.1.3	Except as otherwise indicated in Section 11.1, the Dispenser shall not be required to be flown on any of the missions provided for in this Section 11.1, however Contractor shall verify the Dispenser’s compliance with the requirements of the SOW.

11.1.4	The Optional Services, to the extent applicable, shall not be required to be flown on any of the missions provided for in this Section 11.1, however Contractor shall verify compliance of the applicable Optional Services with the corresponding SOW requirements.

11.2 Conditions Applicable to Non-Recurring and Recurring Launch Vehicle Qualification Criteria. If Contractor fails to qualify (with respect to non-recurring criteria) or maintain (with respect to recurring criteria) the relevant qualification criteria provided for in Section 11.1, the following shall apply:

11.2.1	With the exception of a Force Majeure event, any Contractor delay provided for in Section 11.1 that results in the postponement of a Launch Date or Launch Slot for any Launch Service shall be treated as a Contractor launch schedule adjustment in accordance with Section 6.2.

11.2.2	Where Contractor’s failure to achieve or maintain one or more qualification criteria in Section 11.1 provides Customer the right to postpone a Launch Service, including the applicable Launch Slot or Launch Date, such postponement: (i) shall be without application of any Customer delay attribution provided for in Section 6.1; (ii) any affected Payment Milestones shall be accordingly adjusted; (iii) any affected Launch Services shall be rescheduled subject to available Launch Opportunities and in accordance with the launch manifest policy set forth in Section 5.4; and (iv) at no increase to a Launch Service Price or the Contract Price.

11.2.3	If Contractor fails to achieve or maintain the Launch Vehicle’s mass to orbit and volumetric performance requirements in the Launch Interface Requirements Document (forming part of the SOW) and Contractor is compelled to Launch fewer than [***…***] Satellites per Satellite Batch: (i) Contractor shall perform not more than [***…***] additional Launch Service intended to Launch that number of Satellites that Contractor did not previously Launch (due to the Launch Vehicle performance issues described above), up to a maximum of [***…***] additional Satellites, in accordance with the requirements of the SOW, with such additional Launch Service to be performed no later than [***…***] months following completion of the Launch Campaign Period and at no increase to the Contract Price; and (ii) the reference in Section 16.1 and 16.1.4 to “failure of [***…***] or more Satellites” will be adjusted to reflect the number of Satellites per Satellite Batch that can be accommodated by the Launch Vehicle’s mass to orbit and volumetric performance capabilities.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

11.3 Notification of Material Change or Non-Compliance. Contractor shall notify Customer of any:

(A)	proposed material change (i.e., any change that impacts the qualification status of a Launch Vehicle, or its compliance with the requirements of the SOW) (a “Material Change”); or

(B)	a non-compliance with the requirements of the SOW a (“Non-Compliance”),

in each case with respect to: (i) mission-specific designs, parts, processes, failures, defects and documentation; (ii) any configuration of the Launch Vehicle, Dispenser and/or the demonstrated flight domain; or (iii) ground or Launch Site elements, within [***…***] Business Days of the decision to implement the Material Change but in no instance after the Material Change itself has been implemented, and with respect to a Non-Compliance, as soon as practicable and in any event within [***…***] Business Days. Should Customer so request, Contractor shall provide Customer a briefing during which Contractor shall describe the Material Change, provide the basis for the Material Change, outline the testing/qualification plan for the Material Change, and describe the impact to the Launch Vehicle due to the Material Change. [***…***].

11.4 Failure Review Board. If any configuration of the Falcon 9, or its derivatives (with or without a Dispenser), experiences Launch Failure, then Contractor shall only perform the remaining Launch Services under this Contract after the most probable cause of the failure has been identified and corrective actions have been implemented to the satisfaction of the applicable failure review board (the “Failure Review Board”) convened by Contractor to evaluate the root cause of such failure. If Contractor has not already convened a Failure Review Board to evaluate such failure or underperformance, then Customer may give written notice to Contractor requesting that a Failure Review Board be convened. The Failure Review Board shall consist of those technical disciplines necessary to assess the failure, its cause and necessary corrective action, if any, required for future launches. Subject to applicable [***…***]. Customer, Subject to applicable [***…***]. Contractor shall [***…***] that are provided to [***…***].

Article 12

PERMITS AND APPROVALS AND COMPLIANCE

WITH UNITED STATES GOVERNMENT REQUIREMENTS

12.1 Compliance with Requirements. Contractor has executed or, [***…***] months prior to the first Launch Date, shall have executed, agreements with the required United States Government agencies for use of United States Government-owned property and facilities relating to the Launch Site. Customer and Contractor agree that they shall comply with the United States Government’s laws, regulations, policies and directives as they relate to the performance of this Contract. Contractor shall provide to Customer reasonable notice (in writing) of the requirements specific to access and operate at the Launch Site. The Parties shall, before Launch, execute and deliver the Agreement for Waiver of Claims and Assumption of Responsibility, the execution of which is required by the United States Department of Transportation (14 C.F.R. Section 440.17(c)) as a condition of granting Contractor’s license to conduct Launch Activities and Launch the Satellites (“Government Cross-Waiver”).

12.1.1

Government Need. Customer and Contractor agree that, in the event of a DO/DX Launch that necessitates the postponement of any of Customer’s Launch Services, Contractor shall promptly notify Customer of the delay(s) and reschedule the affected Launch Service within the next available Launch Opportunity and in accordance with Section 5.4. Neither the United States Government nor the Contractor shall be liable to

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Customer for any costs or damages, including any direct, indirect, special, incidental or consequential damages or any other revenue or business injury or loss, arising out of a delay caused by such priority use of property or personnel.

12.2	Compliance with U.S. Government Export/Import Statutes and Regulations.

12.2.1	Compliance with Statutes and Regulations. Each Party hereby acknowledges that it shall comply with all applicable statutes and regulations relating to the export and import of commodities, services or technical data out of and into the United States of America.

12.2.2	Transfers of Technical Data. Each Party shall be responsible for compliance with applicable United States Government regulations relating to the transfer of technical data to the other Party or to Third Parties and Related Third-Parties.

12.2.3	Notification Regarding Personnel. Customer and Contractor hereby agree to identify and promptly notify the other Party, its Foreign Person employees, Foreign Person employees of its Related Third Parties and Foreign Person consultants of any of them who will participate in, or receive any technical data or defense services in connection with the performance of this Contract.

12.2.4	Refusal to Admit or Transmit Information to Foreign Persons Not Covered. Customer acknowledges that Contractor must refuse to admit to any meeting and refuse to transmit any technical data or provide any defense services, to a Foreign Person participant who is not covered by an applicable license or agreement issued by the United States Government and duly executed by the appropriate parties.

Article 13

CHANGES

13.1 Changes Generally. Customer may, at any time, direct a change within the general scope of this Contract (“Change Order”).

13.2 Change Order Process. Prior to initiating a Change Order, Customer shall issue a written request to Contractor for a proposal. Within [***…***] Days of Customer’s written request (or such longer period as Customer and Contractor may reasonably agree to based on the scope of the Change Order), Contractor shall provide Customer a written proposal for implementation of the contemplated Change Order, to include for each defined task: (i) [***…***]; (ii) [***…***]; and (iii) [***…***]. Contractor’s proposal shall also include any proposed changes to the Launch Slot or Launch Date for any relevant Launch Service, the Milestones, the Milestone Payments or the SOW.

13.3 Contract Amendment. After receipt of Customer’s written approval of Contractor’s proposal submitted pursuant to Section 13.2, the Change Order shall be deemed to be a firm fixed price adjustment to the Contract and Contractor shall promptly proceed with the Change Order, and as applicable, the Parties shall execute any necessary amendment to this Contract in accordance with Section 24.1 (Amendment) within [***…***] Days of Customer’s initiation of a Change Order. For the avoidance of doubt, if a Change Order is not ultimately agreed to between the Parties, it shall not otherwise alter the obligations of the Parties hereunder.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 14

INDEMNITY, EXCLUSION OF WARRANTY, WAIVER OF LIABILITY

AND ALLOCATION OF CERTAIN RISKS

14.1 NO REPRESENTATIONS OR WARRANTIES. EXCEPT AS SET FORTH IN ARTICLE 7, CONTRACTOR HAS NOT MADE NOR DOES IT MAKE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF DESIGN, OPERATION, WORKMANSHIP, RESULT, CONDITION, QUALITY, SUITABILITY OR MERCHANTABILITY OR OF FITNESS FOR USE OR FOR A PARTICULAR PURPOSE, ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, WITH RESPECT TO THE LAUNCH VEHICLE, SUCCESS OF ANY LAUNCH OR OTHER PERFORMANCE OF ANY LAUNCH SERVICE HEREUNDER.

14.2	Waiver of Liability.

14.2.1	Contractor and Customer hereby agree to a reciprocal waiver of liability pursuant to which each Party agrees not to bring a claim or sue the other Party, the United States Government and its contractors and subcontractors at every tier or Related Third Parties of the other Party for any property loss or damage it sustains including, but not limited to, in the case of Customer, loss of or damage to the Satellites, or any other property loss or damage, personal injury or bodily injury, including death, sustained by any of its directors, officers, agents and employees or Related Third Parties, arising in any manner in connection with the performance of or activities carried out pursuant to this Contract, or other activities in or around the Launch Site or Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellites. Such waiver of liability applies to all damages of any sort or nature, including but not limited to any direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss such as costs of effecting cover, lost profits, lost revenues, or costs of recovering the Satellites, from damages to the Satellites before, during or after Launch or from the failure of the Satellites to reach their planned orbit or operate properly.

14.2.2	Claims of liability are waived and released regardless of whether loss, damage or injury arises from the acts or omissions, negligent or otherwise, of either Party or its Related Third Parties. This waiver of liability shall extend to all theories of recovery, including in contract for property loss or damage, tort, product liability and strict liability. In no event shall this waiver of liability prevent or encumber enforcement of the Parties’ contractual rights and obligations to each other as specifically provided in this Contract.

14.2.3	Contractor and Customer shall each extend the waiver and release of claims of liability as provided in Sections 14.2.1 and 14.2.2 to its Related Third Parties (other than employees, directors and officers) by requiring them to waive and release all claims of liability they may have against the other Party, its Related Third Parties, and the United States Government and its contractors and subcontractors at every tier and to agree to be responsible for any property loss or damage, personal injury or bodily injury, including death, sustained by them arising in any manner in connection with the performance of or activities carried out pursuant to this Contract, or other related activities in or around the Launch Site or Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellites.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.2.4	The waiver and release by each Party and its Related Third Parties of claims of liability against the other Party and the Related Third Parties of the other Party extends to the successors and assigns, whether by subrogation or otherwise, of the Party and its Related Third Parties. Each Party shall obtain a waiver of subrogation and release of any right of recovery against the other Party and its Related Third Parties from any insurer providing coverage for the risks of loss for which the Party hereby waives claims of liability against the other Party and its Related Third Parties.

14.2.5	In the event of any inconsistency between the provisions of this Section 14.2 and any other provisions of this Contract, the provisions of this Section 14.2 shall take precedence.

14.3 Indemnification - Property Loss and Damage and Bodily Injury. Contractor and Customer each agree to defend, hold harmless and indemnify the other Party and its Related Third Parties, for any liabilities, costs and expenses (including attorneys’ fees, costs and expenses), arising as a result of claims brought by Related Third Parties of the indemnifying Party, for property loss or damage, personal injury or bodily injury, including death, sustained by such Related Third Parties, arising in any manner in connection with the activities carried out pursuant to this Contract, other activities in and around the Launch Site or the Satellite processing area, or the operation or performance of the Launch Vehicle or the Satellites. Such indemnification applies to any claim for direct, indirect, special, incidental or consequential damages or other loss of revenue or business injury or loss, including but not limited to costs of effecting cover, lost profits or lost revenues, resulting from any loss of or damage to the Satellites before, during, or after Launch or from the failure of the Satellites to reach their planned orbit or operate properly.

14.3.1	To the extent that claims of liability by Third Parties are not covered by the third party liability insurance referred to in Section 15.1 or an insurance policy of either Contractor or Customer or are not eligible for payment by the United States Government (as provided in Section 14.4), Contractor will defend, hold harmless and indemnify Customer and its Related Third Parties from any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death arising in any manner from the processing, operation, testing or performance of the Launch Vehicle.

14.3.2	To the extent that claims of liability by Third Parties are not covered by the third party liability insurance referred to in Section 15.1 or an insurance policy of either Contractor or Customer or are not eligible for payment by the United States Government (as provided in Section 14.4), Customer will defend, hold harmless and indemnify Contractor and its Related Third Parties for any and all claims of Third Parties, for property loss or damage, personal injury or bodily injury, including death, arising in any manner from the processing, testing, operation or performance of the Satellites, or loss resulting from any loss of or damage to the Satellites before or after Launch or from the failure of the Satellites to reach their planned orbit or operate properly.

14.3.3	Notwithstanding Sections 14.3.2 and 14.3.3 above, Contractor shall not be obligated to defend, hold harmless or indemnify Customer for any claim brought by a Third Party against Customer resulting from any damage to or loss of the Satellites, whether sustained before or after Launch and whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to any other causes. Customer shall defend, hold harmless and indemnify Contractor for any claims brought by Third Parties against Contractor for damage to or loss of the Satellites, whether sustained before or after Launch or whether due to the operation, performance, non-performance or failure of the Launch Vehicle or due to other causes.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.3.4	The indemnification for property loss or damage, personal injury or bodily injury provided by this Section 14.3 shall be available regardless of whether such loss, damage or injury arises from the acts or omissions of the Party entitled to indemnification, or its Related Third Parties, as the case may be, unless if due to willful misconduct.

14.3.5	The right of either Party or Related Third Parties to indemnification under this Article is not subject to subrogation or assignment and either Party’s obligation set forth herein to indemnify the other Party or Related Third Parties extends only to that Party or those Related Third Parties and not to others who may claim through them by subrogation, assignment or otherwise.

14.4	Indemnification by United States Government.

14.4.1	The Parties recognize that under the US Commercial Space Launch Act (the “CSLA”) and subject thereto, the Secretary of Transportation shall, to the extent provided in advance in appropriations acts or to the extent there is enacted additional legislative authority to provide for the payment of claims, provide for the payment by the United States Government of successful claims (including reasonable expenses of litigation or settlement) of a Third Party against Contractor or its subcontractors, or Customer or its contractors or subcontractors, resulting from activities carried out pursuant to a license issued or transferred under the CSLA for death, bodily injury, or loss of or damage to property resulting from activities carried out under the license, but only to the extent that the aggregate of such successful claims arising out of the Launch:

(A)	is in excess of the amount of insurance or demonstration of financial responsibility required of Contractor under its license issued pursuant to the CSLA; and

(B)	is not in excess of the level that is $1,500,000,000 (plus any additional sums necessary to reflect inflation occurring after January 1, 1989) above the required amount of insurance or demonstration of financial responsibility required by the CSLA.

14.4.2	Contractor makes no representation or warranty that any payment of claims by the United States Government will be available pursuant to the CSLA. Contractor’s obligation is to make commercially Reasonable Efforts to obtain such payment as may be available from the United States Government.

14.5	Indemnification - Intellectual Property Infringement.

14.5.1	Contractor Indemnification Contractor shall indemnify, defend and hold harmless Customer, its Related Third Parties, subsidiaries and Affiliates, its subcontractors (if any), their respective officers, employees, agents, servants and assignees, from and against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of or resulting from any claim, suit or other action or threat by a Third Party arising out of an allegation that: (i) Contractor’s performance under this Contract; (ii) the design, manufacture or operation of the Launch Vehicle, Dispenser or Contractor’s provision of Launch Services; or (iii) Customer’s Exploitation of the Contractor IP, infringes any Third Party’s Intellectual Property Rights (“Intellectual Property Claim”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

14.5.2	Contractor Resolution or Mitigation If Contractor’s performance under this Contract, the design, manufacture or operation of the Launch Vehicle, Dispenser or Contractor’s provision of Launch Services, or any part thereof is enjoined or otherwise prohibited as a result of an Intellectual Property Claim, Contractor shall, at its option and expense, (i) resolve the matter so that the injunction or prohibition no longer pertains, (ii) procure for Customer the right to use the infringing item, and/or (iii) modify the infringing item so that it becomes non-infringing while remaining in compliance with the requirements of this Contract. Customer shall, at Contractor’s expense, reasonably cooperate with Contractor to mitigate or remove any infringement. If Contractor is unable to accomplish (i), (ii) or (iii) as stated above, Customer shall have the right to terminate any or all of the unperformed Launch Services under this Contract and receive a refund of all payments associated thereto.

14.5.3	Combinations and Modifications. Contractor shall have no liability under Section 14.5.1 or Section 14.5.2 for any Intellectual Property Claim to the extent arising from (i) use of any technology, service or other deliverable furnished by Contractor to Customer under this Contract in combination with other items not provided, recommended, or approved (in writing) by Contractor, (ii) modifications of any technology, service or other deliverable after delivery by a person or entity other than Contractor unless authorized by written directive or instructions furnished by Contractor to Customer under this Contract or (iii) the compliance of any technology, service or other deliverable with specific designs, specifications or instructions of Customer.

14.5.4	Customer Indemnification Customer shall defend, hold harmless and indemnify Contractor and its Related Third Parties, subsidiaries and Affiliates, its subcontractors (if any), their respective officers, employees, agents, servants and assignees from and against all losses, damages, liabilities, settlements, penalties, fines, costs and expenses (including reasonable attorneys’ fees and expenses) arising out of or resulting from any and all Intellectual Property Claims resulting from the infringement, or claims of infringement, of the Intellectual Property Rights of a Third Party, that may arise from the design, manufacture, or operation of the Satellites, ground support equipment, software and related hardware and equipment or an Intellectual Property Claim alleging that the Contractor aided or enabled infringement in the design, manufacture, or operation of the Satellites by the furnishing of Launch Services.

14.6 Rights and Obligations. The rights and obligations specified in Sections 14.3 and 14.5 shall be subject to the following conditions:

14.6.1	The Party seeking indemnification shall promptly advise the other Party in writing of the filing of any suit, or of any written or oral claim alleging an infringement of any Related Third Party’s or any Third Party’s rights, upon receipt thereof, and shall provide the Party required to indemnify, at such Party’s request and expense, with copies of all relevant documentation.

14.6.2	The Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed.

14.6.3

The Party required to indemnify, defend and hold the other harmless shall assist in and shall have the right to assume, when not contrary to the governing rules of procedure, the defense of any claim or suit or settlement thereof, and shall pay all reasonable litigation

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

and administrative costs and expenses, including attorneys’ fees, incurred in connection with the defense of any such suit, shall satisfy any judgments rendered by a court of competent jurisdiction in such suits, and shall make all settlement payments.

14.6.4	The Party seeking indemnification may participate in any defense at its own expense, using counsel reasonably acceptable to the Party required to indemnify, provided that there is no conflict of interest and that such participation does not otherwise adversely affect the conduct of the proceedings.

14.7 Inconsistency with Government Agreement. In the event of any inconsistency between any provision of this Article 14 and Article 15, this Article 14 shall take precedence as between the Parties.

14.8 Authority to Destroy Launch Vehicle. The range safety officer or equivalent is hereby authorized to destroy, without liability or indemnity to Customer or Customer’s Related Third Parties, the Launch Vehicle and the Satellites in the event that such action is determined in such range safety officer’s or equivalent’s sole discretion to be necessary to avoid damage to persons or property. Any operation of the Launch Vehicle automatic destruct system that causes the destruction of the Launch Vehicle or Satellites shall also be without liability to Customer or Customer’s Related Third Parties.

14.9 Limitation of Liability. EXCEPT IN INSTANCES OF WILLFUL MISCONDUCT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY UNDER OR IN CONNECTION WITH THIS CONTRACT UNDER ANY LEGAL OR EQUITABLE THEORY FOR DIRECT, INDIRECT, SPECIAL, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL OR PUNITIVE DAMAGES, OR INDEMNITIES OF ANY KIND, FOR THE COST OF PROCUREMENT OF SUBSTITUTE SERVICES OR FOR LOST REVENUE OR PROFIT ARISING OUT OF OR IN CONNECTION WITH THIS CONTRACT HOWSOEVER CAUSED, WHETHER BASED IN CONTRACT, TORT OR OTHERWISE, INCLUDING NEGLIGENCE, PRODUCT LIABILITY OR STRICT LIABILITY. EXCEPT FOR CONTRACTOR’S INDEMNIFICATION OBLIGATIONS PROVIDED FOR IN SECTION 14.5, CONTRACTOR’S TOTAL AND CUMULATIVE LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL NOT EXCEED THE SUM OF:

(i)	IF THE FIRST FIRM LAUNCH HAS NOT BEEN PERFORMED BY CONTRACTOR, THE AGGREGATE PAYMENTS MADE BY CUSTOMER FOR THE [***…***] MILESTONES IDENTIFIED IN EXHIBIT C PLUS ANY [***…***] MILESTONE PAYMENTS MADE BY CUSTOMER FOR LAUNCH SERVICES THAT HAVE NOT YET BEEN PERFORMED PLUS ANY AND ANY ACCRUED INTEREST AT THE CONTRACTOR INTEREST RATE; OR

(ii)	IF THE FIRST FIRM LAUNCH HAS BEEN PERFORMED BY CONTRACTOR, THE [***…***] MILESTONE PAYMENTS MADE BY CUSTOMER FOR LAUNCH SERVICES THAT HAVE NOT YET BEEN PERFORMED BY CONTRACTOR PLUS ANY ACCRUED INTEREST AT THE CONTRACTOR INTEREST RATE.

14.10 The Parties acknowledge that the amounts payable hereunder are based in part on the limitations set forth in this Article 14 and that such limitations are a bargained-for and essential part of this Contract. EXCEPT AS EXPRESSLY PROVIDED IN THIS CONTRACT, THIS LIMITATION OF LIABILITY DOES NOT APPLY TO CLAIMS BASED ON FRAUD, WILLFUL MISREPRESENTATION OR WILLFUL MISCONDUCT. CONSISTENT WITH THIS LIMITATION OF LIABILITY, EACH PARTY SHALL USE REASONABLE EFFORTS TO ENSURE THAT ITS INSURER(S) WAIVE ALL RIGHTS OF SUBROGATION AGAINST THE OTHER PARTY.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 15

INSURANCE

15.1 Third Party Liability Insurance. Contractor shall procure and maintain in effect insurance for third party liability to provide for the payment of claims resulting from property loss or damage or bodily injury, including death, sustained by Third Parties caused by an occurrence resulting from Insured Launch Activities. The insurance shall have limits in amounts required by the Office of the Associate Administrator for Commercial Space Transportation by license issued to Contractor pursuant to the CSLA and shall be subject to standard industry exclusions and/or limitations, including, but not limited to, exclusions and/or limitations with regard to terrorism. Coverage for damage, loss or injury sustained by Third Parties arising in any manner in connection with Insured Launch Activities shall attach upon arrival of the Satellites at the Launch Site or the Satellite processing facility (wherever located), whichever occurs first, and will terminate upon the earlier to occur of the return of all parts of the Launch Vehicle to earth or twelve (12) months following the date of Launch, unless the Satellites are removed from the Satellite processing facility other than for the purpose of transportation to the Launch Site or are removed from the Launch Site other than by Launch, in which case, coverage shall extend only until such removal. Such insurance shall not cover loss of or damage to the Satellites even if such claim is brought by any Third Party or Related Third Parties. Such insurance also shall not pay claims made by the United States Government for loss of or damage to United States Government property in the care, custody and control of Customer or Contractor. The cost of such insurance is included within the Launch Price.

15.2 Insurance Required by Launch License. Contractor shall provide such insurance as is required by the launch license issued by the United States Department of Transportation for loss of or damage to United States Government property. The cost of insurance as required by the launch license is included in the Launch Price.

15.3 Miscellaneous Requirements. The third party liability insurance shall name as named insured Contractor and as additional insured Customer and the respective Related Third Parties of the Parties identified by each Party, the United States Government and any of its agencies and such other persons as Contractor may determine. Such insurance shall provide that the insurers shall waive all rights of subrogation that may arise by contract or at law against the named insured and any additional insured.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

15.4 Launch and In-Orbit Insurance. Contractor shall provide customary support to assist Customer in obtaining Launch and In-Orbit Insurance, to the extent obtained by Customer, including: (i) supporting Customer with all necessary presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by Customer; (ii) providing on a timely basis all reasonable and appropriate technical information, data and documentation; and (iii) providing documentation and answers to insurer and underwriter inquiries. In addition, Contractor shall provide any other certifications, confirmations or other information with respect to the Launch Vehicle as reasonably required by Customer’s Launch and In-Orbit Insurance insurers and underwriters and shall take any other action reasonably requested by Customer or any such insurers or underwriters that is necessary or advisable in order for Customer to obtain and maintain Launch and In-Orbit Insurance on reasonable and customary terms. For the avoidance of doubt, Contractor shall not bind any first party launch and in-orbit risk insurance for any of the Launch Services to be provided for under this Contract without the prior written approval of the Customer, which shall not be unreasonably withheld. Excluding third-party launch liability insurance (which shall be purchased and maintained by Contractor), insurance coverage for the Satellites, Customer property, equipment, and personnel (and the property, equipment, or personnel of Customer’s Related Third Parties) and any other insurance contemplated herein, if purchased by Customer, shall include an express waiver of subrogation as to Contractor and its Related Third Parties.

15.5 Cooperation with Regard to Insurance. Each Party agrees to cooperate with the other Party in obtaining relevant reports and other information in connection with the presentation by either Party of any claim under the insurance required by this Article 15.

15.6 Assistance with Claims for Insurance Recovery. Contractor shall cooperate with and provide reasonable support to Customer in making and perfecting claims for insurance recovery and as to any legal proceeding associated with any claim for insurance recovery. Such support shall include: (i) providing on-site inspections as required by Customer’s insurers and underwriters; (ii) participating in review sessions with a competent representative selected by the insurers and underwriters to discuss any continuing issue relating to such occurrence, including information conveyed to either Party; (iii) using commercially Reasonable Efforts to secure access for the insurers and underwriters to all information used in or resulting from any investigation or review of the cause or effects of such occurrence; (iv) making available for inspection and copying all information reasonably available to Contractor that is necessary to establish the basis of a claim; and (v) supporting Customer in establishing the basis of any Total Loss, Constructive Total Loss or Partial Loss. The cooperation and support provided for in this Section 15.6 is included in the Launch Price. Customer’s rights and Contractor’s obligations set forth in this Article 15 are subject to applicable regulatory and confidentiality requirements.

15.7 Evidence of Insurance. For any of the insurance policies or waivers of subrogation required under this Contract, each Party shall provide the other Party with a certificate evidencing such insurance or waiver within [***…***] Days of a written request by the other Party and require its insurer(s) to provide the other Party written notice no later than [***…***] Days before cancellation or a material change in policy coverage or waiver.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 16

REFLIGHT

16.1 [***…***]. Customer shall [***…***], by written notice to Contractor, [***…***] (i) [***…***] with respect to [***…***]; or (ii) [***…***]:

16.1.1	Customer shall provide written notice to Contractor [***…***] no later than [***…***] months [***…***] to be provided for under this Contract.

16.1.2	The cost of [***…***] is [***…***] US dollars ($[***…***]).

16.1.3	Upon receipt of Customer’s notice [***…***], Contractor shall [***…***] to Customer [***…***] and Customer shall [***…***] on or before [***…***] Days after receipt of such [***…***].

16.1.4	If [***…***] and: (i) [***…***] with respect to [***…***]; or (ii) [***…***], Contractor shall [***…***], if Customer [***…***] provided for in this Section 16.1 [***…***]), then Contractor shall [***…***] as specified by Customer.

16.1.5	Contractor shall, [***…***] associated with [***…***] within [***…***] months of [***…***] by Customer, [***…***] as may be determined by [***…***]. If [***…***] under this Section 16.1 [***…***] by Customer, such [***…***] within [***…***] months [***…***] by Customer, [***…***] as may be determined by Customer.

16.1.6	[***…***] by Contractor for [***…***] shall be [***…***] with the requirements and specifications of the [***…***], provided however, [***…***] with the requirements of the [***…***] if the Contractor [***…***], in which case: (i) Contractor shall [***…***] in accordance with Article [***…***]; and (ii) [***…***] shall be [***…***] in accordance with Section [***…***]. [***…***] by Customer under this Section 16.1.6 shall be [***…***] in accordance with [***…***] and, if applicable, Article [***…***].

16.1.7	[***…***] Days [***…***] and extend for [***…***] until the earlier of: (i) [***…***]; or (ii) [***…***].

16.1.8	[***…***] provided for in this Section 16.1 shall not include [***…***].

16.1.9	If Customer [***…***], and following Contractor’s [***…***], the conditions specified in Section [***…***] have not occurred, then Contractor shall [***…***] to Customer.

16.1.10	If Contractor is [***…***] provided for in Section [***…***], and as a result, Contractor is [***…***] fewer than [***…***], the reference to [***…***] in Section [***…***] will be [***…***] that Contractor can [***…***].

16.2 [***…***]. Customer shall [***…***], by written notice to Contractor, [***…***]. [***…***]:

16.2.1	Customer shall provide written notice to Contractor [***…***] no later than [***…***] months prior to [***…***]; or (ii) [***…***] if Customer [***…***] for the applicable [***…***] prior to [***…***] such that Customer [***…***] within [***…***] months [***…***].

16.2.2	The price [***…***] percent ([***…***]%) [***…***].

16.2.3	Upon receipt of Customer’s notice of [***…***], Contractor shall [***…***] to Customer [***…***] and Customer shall [***…***] on or before [***…***] ([***…***]) Days after receipt of such invoice.

16.2.4	If [***…***] is [***…***], then Contractor shall [***…***] as instructed by Customer.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

16.2.5	Contractor shall, [***…***] within [***…***] ([***…***]) months of [***…***] by Customer, [***…***]. If [***…***] by Contractor under this Contract [***…***], then [***…***] must be [***…***] within [***…***] ([***…***]) months [***…***] by Customer, [***…***] as may be determined by Customer.

16.2.6	[***…***] by Customer for [***…***] shall be [***…***] with the requirements and specifications of [***…***], provided however, [***…***] with the requirements of [***…***] if the Contractor [***…***], in which case: (i) Contractor shall [***…***] in accordance with Article [***…***]; and (ii) [***…***] in accordance with Section [***…***]. [***…***] by Customer under this Section 16.2.6 shall be [***…***] in accordance with [***…***] and, if applicable, Article [***…***].

16.2.7	[***…***] of the relevant [***…***] Days thereafter.

16.2.8	[***…***] provided for in this Section 16.2 shall not include [***…***].

16.2.9	In the event [***…***] by Customer and the conditions of Section [***…***], then Contractor shall [***…***].

16.2.10	If Contractor [***…***] provided for in Section [***…***], and as a result, Contractor [***…***] fewer than [***…***], the reference to [***…***] in Section [***…***] will be [***…***] that Contractor can [***…***].

Article 17

TERMINATION

17.1 Termination by Customer for Convenience. Prior to each Launch Service, and provided that Customer is not at the time in default of Section 4.4, Customer may terminate this Contract, or any Launch Service(s) under this Contract, for any reason. In the event that Customer exercises its right of termination pursuant to this Section 17.1, Contractor will be entitled to retain the amount specified in Table 17-1 below as of the date of such termination(s) of an applicable Launch Service. If Customer chooses to terminate the entire Contract pursuant to this Section 17.1, the amount set forth in Table 17-1 that Contractor is entitled to retain shall be equal to the cumulative amount associated with the termination of each Launch Service and the Non-Recurring Price under this Contract. Within [***…***] Days of the date of the termination, Contractor will refund the balance, if any, of payments received by Contractor for the terminated Launch Service(s) which are in excess of the applicable amount reflected in the table below. In the event that payments received by Contractor as of the date of Customer termination hereunder are less than the amount reflected in Table 17-1 below, Customer shall, within [***…***] Days, remit to Contractor any balance owed.

The applicable amount set forth in Table 17-1 for a termination is the fee charged to excuse Customer’s performance. Customer and Contractor agree that the applicable amount set forth below does not constitute a penalty or estimate of future damages, but is a reasonable fee for Contractor excusing Customer performance at various points in time (“Termination Fee”).

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TABLE 17-1
DATE OF TERMINATION BY CUSTOMER	TERMINATION FEE AS A PERCENTAGE OF THE APPLICABLE LAUNCH SERVICE(S) PRICE (RECURRING)	TERMINATION FEE AS A PERCENTAGE OF THE APPLICABLE LAUNCH SERVICE(S) PRICE (NON- RECURRING)
[***…***] to [***…***] months	[***…***]% at [***…***] increasing to [***…***]% at [***…***] months	[***…***] will result in a Fee Equal Termination at any time will result in a Fee Equal to [***…***] with respect to Non-Recurring Launch Service [***…***].
[***…***] months to [***…***] months	[***…***]% at [***…***] months [***…***] increasing to [***…***]% at [***…***] months
[***…***] months to [***…***] months	[***…***]% at [***…***] months [***…***] increasing to [***…***]% at [***…***] months
[***…***] months to [***…***]	[***…***]% at [***…***] months [***…***] increasing to [***…***]% at Launch Date

Where “L” is the then currently designated Launch Date for the relevant Launch Service

17.2 Termination by Customer for Contractor Default. Provided that Customer is not at the time in default of Section 4.4, Customer may terminate any or all of the Launch Service(s) not yet performed under this Contract as a result of a Contractor default set forth in Table 17-2 below. If Customer terminates any unperformed Launch Service(s), Contractor shall within [***…***] Days refund Customer all Milestone Payments associated with such unperformed Launch Services(s), plus interest at the Contractor Interest Rate. [***…***] identified in [***…***]. If [***…***]: (i) have been [***…***] to Customer under Article [***…***]; or
(ii) [***…***] to Customer, [***…***] to Customer.

TABLE 17-2
CONTRACTOR DEFAULT	APPLICABLE CONTRACT PROVISION(S)
Material Breach (Generally): Failure to perform any material obligation under this Contract	1 – 24 (entire Contract and SOW)

Excessive Launch Postponements: Postponement of a Launch Service, including any notice of postponement of a Launch Service, of more than [***…***] months in the aggregate with respect to any Launch Service	6 (Launch Schedule Adjustments) 11 (Launch Vehicle Qualification)

Launch Vehicle Qualification Failure: Failure to achieve or maintain Launch Vehicle qualification requirements, including associated Customer remedies	11 (Launch Vehicle Qualification)

Contractor Performance Risk: Up to [***…***] months prior to commencement of the Launch Campaign Period, Contractor fails to demonstrate sufficient funds, liquidity or resources (including forecasted revenue) to perform under this Contract or fund
[***…***] Days of operations at the then-current cash expenditure rate as evidenced by Contractor’s financial statements disclosed pursuant to Section 7.2	7 (Representations & Warranties) 9 (Additional Contractor and Customer Obligations Prior to Launch)

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.3 Termination by Contractor for Customer Payment Failure. In the event of Customer’s failure to make a payment to Contractor when due, except as provided for under Section 4.5 and which has not been cured as provided for under Section 17.4 below, Contractor may terminate the affected Launch Service(s) not yet provided under this Contract and retain all payments received hereunder with respect to such Launch Service(s) not to exceed [***…***]. Contractor shall reimburse to Customer any portion of the Launch Services Price for the affected Launch Service(s) Price in excess of the foregoing termination liability within [***…***] Days of the effective date of termination of the applicable Launch Service(s).

17.4 Right to Cure. With the exception of Excessive Launch Postponements under Article 6 and the failure to achieve the non-recurring Launch Vehicle qualification requirements under Section 11.1.1 any termination under this Article 17 must be preceded by a [***…***] Day written notification that specifies the default or breach and, if relevant, the right to terminate immediately in the event that the specified default or breach is not or cannot reasonably be cured within [***…***] Days of such written notice to cure.

17.5 Nature of Termination Fees. Both Customer and Contractor agree that the amounts set forth in this Article 17 represent: (i) liquidated damages, and not a penalty, (ii) that actual damages are not adequately ascertainable and that the sums noted represent a reasonable estimate of the damages that would be owed in the event of a material breach or termination for cause, (iii) account for the circumstances existing at the time of this Contract; and (iv) a knowing and considered allocation of risks and fair compensation therefor which may arise in the event of a material breach or termination for cause. Each Party hereby expressly waives, to the extent permitted by applicable law, any defense as to the reasonableness, amount or validity of any remedy provided for this in Contract, including pursuant to this Article 17, on the grounds that such liquidated damages are void as penalties.

Article 18

DISPUTE RESOLUTION

Any dispute, claim, or controversy between the Parties arising out of or relating to this Contract (“Dispute”), including any Dispute with respect to the interpretation, performance, termination, or breach of this Contract or any provision thereof shall be resolved as provided in this Article 18.

18.1 Informal Dispute Resolution. Prior to the initiation of formal dispute resolution procedures, the Parties shall first attempt to resolve their Dispute informally, in a timely and cost-effective manner, as follows:

18.1.1	If, in connection with the performance of this Contract, a Party believes it has a Dispute with the other Party, the disputing Party shall give written notice thereof, which notice will

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

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OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

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describe the Dispute and may recommend corrective action to be taken by the other Party. Contractor’s Launch Program Manager shall promptly consult with Customer’s Launch Program Manager in an effort to reach an agreement to resolve the Dispute.

18.1.2	In the event that the Contractor’s and Customer’s Launch Program Managers cannot resolve the Dispute within fifteen (15) Business Days of receipt of written notice, either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the appropriate Executive Vice President (EVP) or equivalent of each Party for resolution of the Dispute.

18.1.3	In the event that the Contractor’s EVP and Customer’s EVP cannot resolve the Dispute within fifteen (15) Business Days of receipt of written notice, either Party may request that the Dispute be escalated, and the respective positions of the Parties shall be forwarded to the Chief Executive Officer (CEO) or equivalent of each Party for resolution of the Dispute.

18.1.4	In the event a resolution cannot be reached as provided in Sections 18.1.1, 18.1.2 or 18.1.3 above within a total of
[***…***] Business Days after receipt of the written notice described in Section 18.1.1 above, either Party may proceed in accordance with Section 18.2.

18.2 Litigation. If any Dispute arising between the Parties cannot be settled pursuant to Section 18.1 (or, if a Party makes a good faith determination that (i) a breach by the other Party is such that a temporary restraining order or other preliminary injunctive relief to enforce its rights or the other Party’s obligations under the provisions of this Contract is necessary or (ii) litigation is appropriate to avoid the expiration of an applicable limitations period or to preserve a superior position with respect to creditors), either Party shall have the right to bring suit.

18.3 Jurisdiction and Venue. Any suit brought shall be brought in the U.S. District Court for the Eastern District of Virginia, and the Parties hereby waive any objection to that venue and that court’s exercise of personal jurisdiction over the case. Each Party hereby expressly waives any and all service of process set forth in Fed. R. Civ. P. Rule 4, and instead, each Party expressly consents to service of notice of the initiation of any action by certified mail, return receipt requested, directed to that Party as set forth in Section 8.3. The Parties hereby irrevocably consent to the exercise of personal jurisdiction by U.S. District Court for the Eastern District of Virginia concerning any Dispute between the Parties. Each Party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Dispute.

18.4 Enforcement. Nothing in this Contract precludes a Party that prevails on any claim from initiating litigation in any appropriate forum to enter or enforce a judgment based on the court’s award on that claim.

18.5 Continuing Performance. Pending final resolution of any Dispute (solely during the informal dispute resolution process described in Section 18.1), Contractor shall, unless otherwise directed by Customer in writing, perform all its obligations under this Contract, provided that Customer continues to make undisputed payments as they come due.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 19

CONFIDENTIALITY

19.1 Contract Provisions. Neither Party nor any of its Affiliates, subcontractors, employees, agents or consultants, shall release items of publicity of any kind, including without limitation news releases, articles, brochures, advertisements, prepared speeches, company reports or other information concerning this Contract or Proprietary Information of the other Party hereto, including the confirmation or denial of its negotiation, issuance, award or performance, without the prior express written consent of such other Party hereto.

The obligations set forth in Section 19.1 shall not apply to (i) information that is publicly available from any governmental agency or that is or otherwise becomes publicly available without breach of this Contract; and (ii) subject to Section 19.5 disclosure required by applicable law or regulation, including without limitation, disclosure required by the Securities and Exchange Commission or any securities exchange on which the securities of a Party or its Affiliate is then trading.

19.2 Definition of Proprietary Information. “Proprietary Information” means all confidential and proprietary information in whatever form transmitted, that is disclosed or made available directly or indirectly by such Party (hereinafter referred to as the “Disclosing Party”) to the other Party hereto (hereinafter referred to as the “Receiving Party”) and: (i) is identified as proprietary by means of a written legend thereon, disclosed orally as proprietary or is identified as proprietary at the time of initial disclosure and then summarized in a written document; or (ii) is information which the Receiving Party should understand from the nature of the information is confidential to the Disclosing Party. Notes and memoranda and other information prepared by the Receiving Party (but not the Receiving Party’s attorneys) that include or are derived from the Disclosing Party’s Proprietary Information shall be considered the Disclosing Party’s Proprietary Information for all purposes of this Article. Proprietary Information shall not include any information disclosed by a Party that (i) is already known to the Receiving Party at the time of its disclosure, as evidenced by written records of the Receiving Party, without an obligation of confidentiality at the time of disclosure; (ii) is or becomes publicly known through no wrongful act of the Receiving Party; (iii) is independently developed by the Receiving Party as evidenced by written records of the Receiving Party; or (iv) is rightfully obtained by the Receiving Party from any Third Party without restriction and without breach of any confidentiality obligation by such Third Party.

19.3 Terms for Handling and Use of Proprietary Information. Subject to Section 19.2, for a period of [***…***] years after receipt of any Proprietary Information, the Receiving Party shall not disclose Proprietary Information that it obtains from the Disclosing Party to any person or entity except its employees, Affiliates (who are not competitors of the Disclosing Party), attorneys, agents, financing entities, potential and actual joint venture partners, insurance brokers or underwriters and consultants (who, in all cases, are not competitors of the Disclosing Party) who have a need to know, who have been informed of and have agreed in writing (or are otherwise subject to confidentiality obligations consistent with the obligations set forth herein) to abide by the Receiving Party’s obligations under this Article 19, and who are authorized pursuant to applicable U.S. export control laws and licenses or other approvals to receive such information. The Receiving Party shall use not less than the same degree of care to avoid disclosure of such Proprietary Information as it uses for its own Proprietary Information of like importance; but in no event less than a reasonable degree of care. Proprietary Information shall be used only for the purpose of performing the obligations under this Contract, or as the Disclosing Party otherwise authorizes in writing.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

19.4 Associate Contractor Disclosures. Any disclosure of Proprietary Information by Customer under this Contract to any Associate Contractor shall be on terms no less restrictive than those set forth in this Article 19, provided that such agreement reference that Contractor is an intended third party beneficiary.

19.5 Legally Required Disclosures. Notwithstanding the foregoing, in the event that the Receiving Party becomes legally compelled to disclose Proprietary Information of the Disclosing Party (including disclosures necessary or in good faith determined to be reasonably necessary under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended), the Receiving Party shall provide the Disclosing Party with written notice thereof at least four (4) Days in advance of any such disclosure (unless such period is in contravention of a direct governmental order or subpoena) so that the Disclosing Party may seek a protective order or other appropriate remedy, or to allow the Disclosing Party to redact such portions of the Proprietary Information as the Disclosing Party deems appropriate. In any such event, the Receiving Party will disclose only such information as is legally required, and will cooperate with the Disclosing Party (at the Disclosing Party’s expense) to obtain proprietary treatment for any Proprietary Information being disclosed.

19.6 Return of Confidential Information. Upon the request of the Party having proprietary rights to Proprietary Information, the other Party in possession of such Proprietary Information shall promptly return such Proprietary Information (and any copies, extracts, and summaries thereof) to the requesting Party, or, with the requesting Party’s written consent, shall promptly destroy such materials (and any copies, extracts, and summaries thereof), except for one (1) copy which may be retained for legal archive purposes, and shall further provide the requesting Party with written confirmation of same; provided, however, where both Parties have proprietary rights in the same Proprietary Information, a Party shall not be required to return such information to the other Party. Nothing in this Section 19.6 shall require a Party to return or destroy computer files or records containing Proprietary Information if and to the extent such files or records were created in the ordinary course of business pursuant to such Party’s automatic archiving and back-up procedures for computerized or word-processed records. The rights and obligations of the Parties under this Article shall survive any return or destruction of Proprietary Information.

19.7 No License. Except as expressly provided in this Contract, nothing in this Contract shall be construed as granting the Receiving Party whether by implication, estoppel, or otherwise, any license or any right to use any Proprietary Information received from the Disclosing Party, or use any patent, trademark, or copyright now or hereafter owned or controlled by the Disclosing Party.

19.8 Injunctive Relief. The Parties agree that, in addition to any other rights and remedies that exist under this Contract, in the event of a breach or threatened breach of this Article, the Disclosing Party shall be entitled to seek an injunction prohibiting any such breach. The Parties acknowledge that Proprietary Information is valuable and unique and that disclosure in breach of this Article may result in irreparable injury to the Disclosing Party.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Article 20

INTELLECTUAL PROPERTY

20.1 Customer IP Ownership. Customer or its licensors shall retain all right, title and interest in and to the Customer IP. Customer shall be solely responsible for all activities relating to the Customer IP, including registration, prosecution, maintenance, enforcement and defense of the Customer IP, including all costs associated therewith.

20.2 Contractor IP Ownership. Contractor or its licensors shall retain all right, title and interest in and to the Contractor IP. Contractor shall be solely responsible for all activities relating to the Contractor IP, including registration, prosecution, maintenance, enforcement and defense of the Contractor IP, including all costs associated therewith.

20.3 Contractor Rights to Exploit Customer IP. Customer hereby grants to Contractor a limited, fully paid-up, royalty-free, non-exclusive world-wide and non-transferable (except as part of a sale of the business or by operation of law) license (with right to sublicense to subcontractors) to Exploit Customer IP for the sole purpose of performing its obligations under this Contract.

20.4 Customer Rights to Exploit Contractor IP. To the extent the Dispenser and Separation System contain any Contractor IP, Contractor grants to Customer a fully paid up, irrevocable license to Exploit such Contractor IP solely for the NEXT and successor systems. For the avoidance of doubt and without limiting the foregoing, such rights include launching, using, reproducing, operating, maintaining and otherwise creating and implementing NEXT and successor systems thereof but not any Third Party systems.

Customer may sublicense the rights in Section 20.4 to Third Parties or Related Third Parties but only for the purposes authorized in Section 20.4. Any access by any Third Party or Related Third Party to Contractor Intellectual Property relating to the Contactor Intellectual Property will be under terms, including confidentiality terms, no less protective of Contractor than the terms of this Agreement provided that Customer, on a Reasonable Efforts basis, procure from the relevant Third Party or Related Third Party, agreement that Contractor is an intended third party beneficiary.

20.5 Derivative Works. If either Party or its permitted sublicensees create any derivative works of the other Party’s Intellectual Property, such Party shall assign or cause its sublicensee(s) to assign all right, title, and interest in and to such derivative works to the other Party. Notwithstanding the foregoing, each Party will retain licenses to such derivative works pursuant to Sections 20.3 and 20.4.

20.6 Reservation of Rights. The licenses and rights granted in this Contract by each of the Parties hereto shall not be construed to confer any other rights to any party by implication, estoppel or otherwise as to any Intellectual Property, and the Intellectual Property Rights therein, other than the licenses and rights granted in Sections 20.3 and 20.4. All rights not specifically granted herein are reserved by the applicable Party.

20.7 Software. To the extent that any Contractor IP consists of Software and is delivered to Customer, then, in addition to any other format in which such Software is delivered, such Software shall also be delivered in source code format.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.8 Protection of Intellectual Property. Each Party shall protect all Intellectual Property of the other Party to which it has a right to access such Intellectual Property pursuant to this Contract, or that is or may be otherwise disclosed by such other Party, from disclosure to Third Parties in the same manner in which such Party protects its own Intellectual Property, in accordance with and subject to Article 19.

Article 21

RIGHT OF OWNERSHIP AND CUSTODY

21.1 Contractor Property. Except for the licenses granted pursuant to Article 20, Customer understands and agrees that at no time does Customer obtain title to or any ownership of or any other legal or equitable right or interest in or to any part of any Launch Vehicle, Separation System, ground support equipment or any Contractor IP contained therein, or in any other property of Contractor, whether real or personal, tangible or intangible, including without limitation hardware used or furnished by Contractor in providing Launch Services under this Contract. Such property of Contractor shall be considered between the Parties to be the property of Contractor.

21.2 Customer Property. Except for the licenses granted pursuant to Article 20, Contractor understands and agrees that at no time does Contractor obtain title to or any ownership of or any other legal or equitable right or interest in or to the Satellites or any Customer IP contained therein or any ground station or any other element of NEXT or any part thereof including without limitation hardware used or furnished in performing the obligations of Customer hereunder. Such property of Customer shall be considered between the Parties to be the property of Customer.

Article 22

FORCE MAJEURE

22.1 Neither Party shall be liable for any delay in the performance of its obligations under this Contract, or a delay or failure of performance of its first-tier contractor(s), if such delay or failure to perform is due to a Force Majeure event and provided that the affected Party seeking to invoke this Article 22 notifies the other Party in writing within five (5) Business Days after the occurrence of a Force Majeure event (or the date the affected Party reasonably became or should have become aware of the Force Majeure event), including a detailed description of the causes thereof and such Parties’ Reasonable Efforts to avoid the Force Majeure event or mitigate the impact thereof, such as establishment of work-around plans, alternate sources, extended operations or other means, including use of alternate viable subcontractors. For the avoidance of doubt, failure by either Party timely to obtain any required governmental license, permit or authorization shall not be deemed a Force Majeure event.

22.2 If a delay or failure in the performance of a Party’s obligations under this Contract is due to either Party or their subcontractor performing work under a DO/DX rated contract other than that to be performed under this Contract, such delay will be evaluated pursuant to the terms of this Article 22. For the avoidance of doubt, any delay due to a DO/DX rated order issued before or after EDC, where the specific impact is known or should have reasonably been known by the relevant Party and taken into account in connection with its performance obligations under this Contract, will not be considered a Force Majeure event.

22.3 If a Force Majeure event impacts a Launch Slot for any Launch Service to be performed under this Agreement, the affected Party seeking to invoke this Article 22 shall notify the other Party immediately, and as soon as possible thereafter, provide the information detailed in Section 22.1.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.4 Any unavailability of a Launch Site or Launch Range for reasons due to the actions or omissions of the competent Launch Site or Launch Range authority and not primarily attributable to Contractor shall be deemed to be a Force Majeure event. For the avoidance of doubt, termination of a Launch Service by the competent Launch Site or Launch Range authority (or by the Launch Vehicle’s flight termination system) due to the Launch Vehicle’s failure to meet the applicable Contractor and Launch Site or Launch Range safety requirements and parameters that results in the unavailability of a Launch Site or Launch Range shall not be deemed to be a Force Majeure event. Furthermore, lack of compliance with the non-recurring Launch Vehicle qualification criteria provided for in Section 11.1.1(A)(ii) shall not be excused as a Force Majeure event. If requested by the non-affected Party, the affected Party shall provide reasonable evidence or justification supporting a Force Majeure event claimed under this Section 22.4.

22.5 With respect to any Force Majeure event lasting up to [***…***] months (as applied to independent Force Majeure events in the aggregate or a specific Force Majeure event that temporarily ceases and subsequently re-occurs due to the original circumstances causing such Force Majeure event), the period of performance under this Contract with respect to the affected Launch Service(s) shall be extended without penalty by the duration of the Force Majeure event and Customer’s obligation to make payments hereunder with respect to Launch Services due during the period of a Force Majeure event shall be extended for a period equal to the duration of the Force Majeure event without penalty.

22.6 With respect to any Force Majeure event lasting more than [***…***] months (as applied to independent Force Majeure events in the aggregate or a specific Force Majeure event that temporarily ceases and subsequently re-occurs due to the original circumstances causing such Force Majeure event), Customer, upon written notice to Contractor, may terminate any affected Launch Service(s) not yet performed under this Contract. In the event of such termination, Contractor shall [***…***] associated with [***…***] by Contractor [***…***]. Any [***…***] shall be [***…***] to Customer [***…***] Days of [***…***].

Article 23

EFFECTIVE DATE OF CONTRACT

23.1 The effective date of this Contract (“EDC”) shall be the date when all of the following conditions have been fulfilled by Customer, as confirmed in writing promptly upon occurrence:

(A)	Signature of the Contract by both Parties, and payment by Customer of an advance payment equal to [***…***] United States dollars (US$[***…***]) of the aggregate Launch Services Price for all Firm Launches, to occur upon the later of: (i) [***…***], or (ii) [***…***] Business Days following receipt of Contractor’s invoice (such invoice to be tendered after Contract signature); and

(B)	Execution and award of the Full Scale System Development Contract for Iridium NEXT (“FSD”) by Customer; and

(C)	Closing of a financing facility or short-term financing facility for the funding of all or part of Customer’s payment obligations under the FSD and this Contract.

Within [***…***] Days of EDC, Customer shall provide a written notice to Contractor that sets forth: (i) designation of the applicable LIRD and Exhibits to this Contract; and (ii) [***…***] (subject to [***…***]). [***…***] if Customer’s [***…***], otherwise Contractor shall [***…***] associated with [***…***].

23.2 Customer’s advance payment referenced in Section 23.1(A) will be applied to amounts due under the Contract at EDC in accordance with Exhibit C.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.3 If [***…***] does not occur within [***…***] months of [***…***] or such later date that [***…***] Contractor to Customer within [***…***] Days and [***…***].

Article 24

MISCELLANEOUS

24.1 Amendment. Any amendment, modification or change to this Contract, including but not limited to launch requirements, changes in quantity or schedule adjustments, may only be made in writing by authorized representatives of Customer and Contractor.

24.2 Governing Law. This Contract shall be interpreted, construed and governed, and the rights of the Parties shall be determined, in all respects, according to the laws of the State of New York without reference to its conflicts of laws rules. The provisions of the United Nations Convention for the International Sale of Goods shall not be applicable to this Contract.

24.3 Waiver of Breach. The failure of either Party, at any time, to require performance of the other Party of any provision of this Contract shall not waive the requirement for such performance at any time thereafter.

24.4 Assignment General. This Contract may not be assigned, either in whole or in part, by either Party without the express written approval of the other Party, not to be unreasonably withheld or delayed.

24.4.1	By Customer. Notwithstanding the foregoing, Customer may, subject to applicable regulatory and confidentiality limitations, assign or transfer this Contract or all its rights, duties, or obligations hereunder with written notice to Contractor, but without requiring Contractor’s approval: (i) to an Affiliate of Customer that has equivalent or greater financial resources as Customer; (ii) to any entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Customer succeeds to the interests of Customer; provided in either case the assignee, transferee, or successor to Customer has expressly assumed all the obligations of Customer and all terms and conditions applicable to Customer under this Contract and has equivalent or greater financial resources as Customer; (iii) to any designee or customer of Customer or any Affiliate thereof provided that Customer remains primarily liable to Contractor for any payment obligation hereunder; (iv) to any Affiliate of Customer not meeting the requirements of items (i) or (iii), provided that Customer provides to Contractor an Affiliate guarantee addressing the payment obligations of the relevant Customer Affiliate in a form reasonably agreed by Contractor; or (v) to Customer’s lenders or financing entities in connection with the granting of security as provided for in this Section 24.4.

24.4.2	By Contractor. Notwithstanding the foregoing, Contractor may: (a) assign or transfer this Contract or all of its rights, duties, or obligations hereunder, or (b) be subject to a change in Control or ownership, in each case with written notice to Customer, but without requiring Customer’s approval to: (i) any Affiliate of Contractor that has equivalent or greater financial resources as Contractor; or (ii) any person or entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Contractor succeeds to the interests of Contractor and has expressly assumed all the obligations of Contractor and all terms and conditions applicable to Contractor under this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

24.4.3	Security Interests. Customer, upon prior written notice to Contractor, may grant security interests in its rights hereunder to lenders that provide financing for the performance by Customer of its obligations under this Contract or for the subject matter hereof. In the event that either Party is sold to or merged into another entity, its responsibilities under this Contract shall not be altered and the successor organization shall be liable for performance of such Party’s obligations under this Contract. If requested by Customer, Contractor shall provide its written consent to such assignment (including the execution by Contractor of a direct agreement or consent and agreement in favor of the facility agent on behalf of Purchaser’s lenders and any financing parties, in a form reasonably satisfactory to such agent and Contractor, and customary for international structured financings) on terms and conditions as may be requested by Customer’s lenders.

24.5 Lender Requirements. The Parties recognize that certain of Customer’s Milestone Payment obligations under this Contract may be financed through external sources. Notwithstanding anything to the contrary in this Contract, and except for the restrictions and conditions set forth in Article 19, Contractor shall provide to any of Customer’s lenders or financing entities any information that such lender or financing entity reasonably requires and shall reasonably cooperate with such lender or financing entity and Customer to implement such financing. Contractor agrees to negotiate in good faith and issue such documents as may be reasonably required by any Customer lender or financing entity to implement such financing, including a contingent assignment of this Contract to such lender or financing entity, under terms reasonably acceptable to Contractor, but in no event shall Contractor be obligated to agree to anything (including agreement to make modifications to this Contract, SOW or LIRD) that would impair, create a risk to, or otherwise prejudice its rights and benefits hereunder, increase its liabilities or obligations hereunder or create a security interest in any Launch Vehicle or its components (excluding the Dispenser) in favor of Customers lenders or financing entities.

24.6 Entire Agreement. This Contract constitutes the entire agreement and understanding between the Parties. No other promises or representations, either verbal or written, with the exception of duly executed subsequent written modifications to the Contract shall have any force or effect in regard to the contractual obligations of the Parties herein.

24.7 Severability. The invalidity, unenforceability or illegality of any provision hereto shall not affect the validity or enforceability of the other provisions of this Contract, which provisions shall remain in full force and effect.

24.8 Survival. Notwithstanding any other provision to the contrary, and in addition to any other provision in this Contract stated to survive the termination or expiration of this Contract, the provisions contained in [***…***] shall survive the termination or expiration of this Contract.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Parties hereto have executed this Contract as of the Day and year first above written:

For Customer		For Contractor

IRIDIUM SATELLITE LLC		SPACE EXPLORATION TECHNOLOGIES CORP.

Signature:	/s/ [John Brunette]	Signature:	/s/ [Elon Musk]
Name:	John Brunette	Name:	Elon Musk
Title:	Chief Legal & Administrative Officer	Title:	Chairman and CEO

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

STATEMENT OF WORK

[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT B

LAUNCH SCHEDULE

Firm Launch Mission	Start Date of Launch Slot	Launch Date
[***...***]	[***...***]	[***...***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

MILESTONE PAYMENT SCHEDULE

[***…***] Milestones

The [***…***] milestones and selection of either Table C.1 or C.2 shall be in accordance with Article 23. Milestone dates in Tables C.1 and C.2 assume [***…***].

Table C.1 [***…***] Program

Milestone	Milestone Due Date	Milestone Payment %	Milestone Payment (US$)
[***…***]	[***…***]	[***…***]%	$[***…***]
Total [***…***] Payments		[***…***]%	$[***…***]

Table C.2 [***…***] Program

Milestone	Milestone Due Date	Milestone Payment %	Milestone Payment (US$)
[***…***]	[***…***]	[***…***]%	$[***…***]
Total [***…***] Payments		[***…***]%	$[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT C

MILESTONE PAYMENT SCHEDULE (CONTINUED)

[***…***] Milestones

Table C.3 identifies the [***…***] Milestone [***…***] for [***…***] Firm Launches for either of [***…***], depending on [***…***].

Table C.3 [***…***]

No	[***…***] (Months)	Milestone	[***…***](%)	[***…***](US$)	[***…***](%)	[***…***]
[***…***]	[***…***]	[***…***]	[***…***]%	$[***…***]	[***…***]%	[***…***]
		Launch Service Price	[***…***]%	$[***…***]	[***…***]%	[***…***]

[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

OPTIONAL SERVICES

[***...***]
[***...***] Options	[***...***] Exercise Date [***...***]	[***...***] Exercise Date [***...***]	Non- Recurring Price	Price Per Launch Service	Per Occurrence Price
[***...***]	L-[***...***]; L- [***...***]	L-[***...***]; L- [***...***]	$[***...***]	$[***...***]	$[***...***]
[***...***]	L-[***...***]	L-[***...***]	$[***...***]	$[***...***]	$[***...***]
[***...***]	L-[***...***]	L-[***...***]	$[***...***]	$[***...***]	$[***...***]
[***...***]	L-[***...***]	L-[***...***]	$[***...***]	$[***...***]	$[***...***]
[***...***]	L-[***...***]	L-[***...***]	$[***...***]	$[***...***]	$[***...***]

Table D.2

[***…***] Specific Options [***…***]	[***…***] Exercise Date [***…***]	[***…***] Exercise Date [***…***]	Non- Recurring Price	Price Per Launch Service	Per Occurrence Price
[***…***]	L-[***…***]	L-[***…***]	$[***…***]	$[***…***]	$[***…***]
[***…***]	L-[***…***]	L-[***…***]	$[***…***]	$[***…***]	$[***…***]

General Conditions Applicable to the Optional Services described above:

1.	Each Optional Service shall be elected by Customer by [***…***], in accordance with Article [***…***], on or prior to the applicable [***…***].

2.	The [***…***]: (a) shall be [***…***] on a [***…***] basis in the event a [***…***] in accordance with Article [***…***]; and (b) may be [***…***] by Customer and Contractor.

3.	The [***…***] as referred to in [***…***] (if applicable) of each Optional Service elected by Customer shall be [***…***] by Contractor as follows: (a) [***…***] on the date following [***…***] when Customer [***…***] to Contractor; and (b) [***…***] upon [***…***]. Any such [***…***] by Contractor [***…***] by Customer shall be [***…***] by Customer within [***…***] Days.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	The [***…***] as referred to in [***…***] (if applicable) of each Optional Service elected by Customer shall be [***…***] by Contractor as follows: (a) [***…***] on the date following [***…***] when Customer [***…***] to Contractor; (b) [***…***] upon [***…***] and (c) [***…***] upon [***…***]. Any such [***…***] by Contractor [***…***] by Customer shall be [***…***] by Customer within [***…***] Days.

5.	For the sake of clarity, Customer may [***…***] on a [***…***] basis, subject to the terms and conditions of this Agreement.

6.	Performance of [***…***] shall be subject to the requirements set forth in Section [***…***].

7.	Prices for each Optional Service [***…***] in the event such Optional Service(s) are [***…***]. In each case, the price of the Optional Service(s) shall be [***…***]. If [***…***], such [***…***] shall be [***…***]. Otherwise, [***…***], shall be [***…***]:

[***…***] Price = $[***…***] = $[***…***]

[***…***] = $[***…***] = $[***…***]

Therefore, [***…***], is $[***…***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E

ADDITIONAL LAUNCH PRICE

A.	Additional Launch Option [***…***]

If Customer exercises an Additional Launch [***…***]. If the resulting amount [***…***], such [***…***] shall be [***…***], the amount set forth in [***…***] shall be [***…***].

B.	Additional Launch Option Exercised [***…***]

For a Launch Date [***…***], the price of the Additional Launch shall be calculated using the following formula:

[***…***]

If the resulting amount is [***…***], otherwise, the amount set forth in [***…***] shall be [***…***].

C.	Additional Launch Milestone Payments

Milestone Payments for such Additional Launch shall be calculated based upon [***…***]. For any Additional Launch exercised by Customer [***…***] prior to [***…***] is exercised pursuant to Section 2.1.2, will be [***…***].

D.	Application of Additional Launch Reservation Fee

The [***…***] US Dollars (US$[***…***]) Additional Launch reservation fee, to the extent paid by Customer pursuant to Section 2.1.2, shall be added to the Additional Launch price as determined in Section A or B above, to determine the final Launch Service price for the applicable Additional Launch.

Table E.1. [***…***]

[***...***] Additional Launch Price, [***...***]
[***...***]	[***...***]	[***...***]	[***...***]	[***...***]	[***...***]	[***...***]
[***...***]	$[***...***]	$[***...***]	$[***...***]	$[***...***]	$[***...***]	$[***...***]
[***...***]	$[***...***]	$[***...***]	$[***...***]	$[***...***]	$[***...***]	$[***...***]

Table E.2. Payment Profile

No	Milestone [***...***] Dates	Milestone	Milestone Payment (%)
[***...***]	[***...***]	[***...***]	[***...***]%
		Additional Launch price Sub Total	[***...***]%
		Reservation Fee	$[***...***]
		Final Launch Service Price	Sub Total plus $[***...***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

E.	Illustrative Example Cases

For illustrative purposes only the following examples are provided: [***…***].

Example 1: [***…***].

[***…***]

[***…***] Price = $[***…***]

[***…***]. The payment profile in this example would be the following:

No	Milestone Completion Nominal Dates	Milestone	Milestone Payment (%)	Milestone Payment (US$)
[***…***]	[***…***]	[***…***]	[***…***]%	$[***…***]

Example 2: [***…***].

[***…***]

[***…***] Price = $[***…***]

[***…***]

Price of Additional Launch = $[***…***] = $[***…***]

[***…***]. The payment profile in this example would be the following:

No	Milestone [***…***] Dates	Milestone	Milestone Payment (%)	Milestone Payment (US$)
[***…***]	[***…***]	[***…***]	[***…***]%	$[***…***]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F

DISCLOSURES

Pending/Threatened Litigation

In accordance with Section 7.3 of the Contract for Launch Services, dated as of March 19, 2010, between Iridium Satellite LLC and Space Exploration Technologies Corp. (“SpaceX”), please be advised of the following circumstances which, if ultimately resolved in a manner adverse to SpaceX, could have a material adverse effect on SpaceX:

1.	PlanetSpace Inc., which bid on but was not awarded any of NASA’s $3.5B Commercial Resupply Services (“CRS”) contract, filed an official bid protest with the U.S. Government Accounting Office (“GAO”) in December of 2008. As awardees of the CRS contract, SpaceX and Orbital Sciences Corporation (“Orbital”) each participated in the GAO bid protest proceedings. In May of 2009, the GAO concluded that NASA’s award of the CRS contract to SpaceX and Orbital was proper and denied relief to PlanetSpace. In July of 2009, PlanetSpace filed a bid protest action against the United States challenging NASA’s CRS award decision in the U.S. Court of Federal Claims. The Complaint is currently pending and SpaceX has intervened in the proceeding.

2.	[***…***].

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

COPY FILED HEREWITH OMITS THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST.

OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN

FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.